SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a party other than the Registrant [   ]

Check the appropriate box:
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[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to14a-12

SunOpta Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SunOpta Inc.
2838 Bovaird Drive West
Brampton, Ontario, Canada L7A 0H2
T:(905) 455-1990 F:(905) 455-2529

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, MAY 27, 2010

To the holders of the common shares of SunOpta Inc.:

Notice is hereby given that an Annual and Special Meeting of Shareholders of SunOpta Inc. (the “Company”) will be held on Thursday, May 27, 2010 at 4:00 p.m. Eastern Daylight Time, at the Company’s corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2 for the following purposes:

1.	to elect eight directors of the Company for the ensuing year;

2.	to appoint the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration;

3.	to approve certain amendments to the Company’s By-Law No. 14, a marked copy of which is annexed to the Proxy Statement as Exhibit A;

4.	to approve, on an advisory basis, a resolution relating to the Company’s executive compensation practices; and

5.	to consider and take action upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

You may also access the Meeting live by teleconference or over the Internet, by following the instructions provided in the accompanying Proxy Statement in the section “Date, Time and Place of Meeting.”

This Notice is accompanied by a Proxy Statement, the Annual Report of the Company which includes the Audited Consolidated Financial Statements for the year ended December 31, 2009 and related Management’s Discussion and Analysis, a Return Card for shareholders to request continued receipt of hard copy information, and an envelope to return the Proxy and Return Card.

The Board of Directors has fixed the close of business on April 7, 2010 as the record date for the determination of the shareholders of the Company entitled to receive notice of and to vote at the Meeting. All such shareholders are cordially invited to attend the Meeting.

DATED this 14th day of April, 2010

By Order of the Board of Directors

Jeremy N. Kendall
Chairman

Important Notice Regarding Availability of Proxy Materials for the
Annual and Special Meeting of Shareholders to be Held on Thursday, May 27, 2010.

This Proxy Statement and our Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2009 are available on our website at www.sunopta.com, under the “Investor Relations” link.

In order to be represented by proxy at the Annual and Special Meeting, you must complete and submit the enclosed Form of Proxy or another appropriate form of proxy.

SUNOPTA INC.
2838 Bovaird Drive West
Brampton, Ontario, Canada
L7A 0H2
__________________________________________

PROXY STATEMENT
2010 Annual and Special Meeting of Shareholders

This Proxy Statement is being furnished to you in connection with the solicitation by the management of SunOpta Inc. of proxies for use at its Annual and Special Meeting of Shareholders to be held on Thursday, May 27, 2010 (the “Meeting”). We expect to mail this Proxy Statement and the accompanying form of proxy on or about April 30, 2010. References in this Proxy Statement to “SunOpta,” the “Company,” “we,” “us,” “our,” and similar terms refer to SunOpta Inc. Unless otherwise indicated, all dollar amounts herein are expressed in U.S. dollars.

The Company’s Board of Directors has approved the contents of and the sending of this Proxy Statement.

GENERAL INFORMATION ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be Held on Thursday, May 27, 2010.

This Proxy Statement and our 2009 Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2009 are available on our website at www.sunopta.com, under the “Investor Relations” link.

Date, Time and Place of the Meeting

The Meeting will be held on May 27, 2010 at 4:00 p.m. Eastern Daylight Time at our corporate offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

You may also access the Meeting live by teleconference or over the Internet. To access the Meeting by teleconference, dial 631-291-4622 or toll free at 1-877-312-9198. To access the Meeting over the Internet, go to the Company’s website at www.sunopta.com. You should plan to access the Company’s website at least 15 minutes prior to the Meeting time in order to register, download and install any necessary audio software.

Who Can Vote

The Board of Directors has fixed April 7, 2010 as the record date for determining the shareholders entitled to Notice of the Meeting and to vote at the Meeting.

Shareholders of record on April 7, 2010 are entitled to one vote for each common share registered in the name of the shareholder on each matter properly brought before the Meeting, except to the extent that the holder transfers his, her or its common shares after the close of business on the record date. In such event, the transferee of those shares will be entitled to vote the transferred shares at the Meeting provided that he, she or it produces properly endorsed share certificates representing the transferred shares to the Company’s Secretary or transfer agent or otherwise establishes his, her or its ownership of the transferred shares at least 10 days prior to the Meeting. As of April 7, 2010 there were 65,065,907 common shares issued and outstanding.

How You Can Vote

Your vote is important. If you are a shareholder whose common shares are registered in your name, you may vote your shares in person at the Meeting or by one of the following methods:

  Vote by Telephone. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12 digit number located on your form of proxy. Please note that telephone voting should not be used if you plan to attend the Meeting and vote in person or designate a proxy to vote on your behalf at the Meeting.

  Vote by Internet. To vote via the Internet, go to www.proxyvote.com and follow the simple instructions. You will be required to provide your 12 digit control number located on your form of proxy.

  Vote by Proxy. To vote by proxy, complete, sign, date and mail your proxy card in the envelope provided with this Proxy Statement. You may also submit your proxy card via facsimile by sending it to 1-905-507- 7793 or 1-514-281-8911. If you vote by telephone, Internet or facsimile, please do not mail your proxy card.

If you vote by telephone or Internet, your vote must be cast no later than 4:00 pm Eastern Daylight Time on May 25, 2010 (or at least 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used). If you vote by proxy, your completed proxy must be received by Broadridge at 51 Mercedes Way, Edgewood, New York USA 11717-8311 or 5970 Chedworth Way, Mississauga, Ontario, Canada L5R 4G5, prior to 4:00 pm Eastern Daylight Time on Tuesday May 25, 2010 (or at least 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

If your shares are held in “street name” (that is, through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically by telephone or using the Internet.

If you wish to appoint as your proxy a person other than the individuals named on the form of Proxy to attend the Meeting and vote for you, you may do so by striking out the names on the form of Proxy and inserting the name of your proxy in the blank space provided in the form of Proxy, or you may complete another proper form of proxy. Your appointed proxy need not be a shareholder of the Company.

If you return your signed proxy card or use the telephone or Internet to vote before the Meeting, the person named as proxies in the form of Proxy will vote your common shares as you direct. IF YOU SEND IN YOUR SIGNED PROXY OR USE INTERNET OR TELEPHONE VOTING BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, THE PROXIES WILL VOTE YOUR SHARES:

  FOR each of the nominees named in this Proxy Statement for election to the Company’s Board of Directors,

  FOR the appointment and remuneration of Deloitte & Touche LLP as the Company’s independent registered public accounting firm and auditor,

  FOR the amendment and restatement of the Company’s By-Law No. 14, and

  FOR approval, on an advisory basis, of the resolution relating to the Company’s executive compensation practices.

How You May Revoke or Change Your Vote

You may revoke your proxy at any time before it is voted by one of the following methods:

  Submit another proper proxy with a more recent date than that of the proxy first given by following the instructions above under “How You Can Vote;”

  Send written notice of revocation, signed by you (or your duly authorized attorney), to the Company at the corporate office of the Company at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2, at any time prior to the last business day preceding the date of the Meeting; or

  Attend the Meeting (or any adjournment thereof) and deliver written notice of revocation prior to any vote to the Chairman of the Meeting.

If you hold your shares in street name, you may revoke your proxy by following the instructions your broker, bank or other nominee provide.

Quorum and Voting

Under NASDAQ rules and the Company’s by-laws, the presence at the Meeting, in person or represented by proxy, of at least two shareholders holding not less than one-third (33 1/3%) of the outstanding common shares shall constitute a quorum for the purpose of transacting business at the Meeting. As of the record date, there were 65,065,907 common shares outstanding. Therefore, holders of at least 21,688,633 common shares must be present at the Meeting in order to establish a quorum. The Company encourages all of its shareholders of record as of April 7, 2010 to participate in the Meeting.

Please note that this year, the rules that guide how brokers vote your common shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. If your shares are held in “street name” and you do not instruct the broker as to how to vote your shares on “routine matters” such as the appointment of our independent accountants, the broker may exercise its discretion to vote for or against that proposal. If, however, you do not instruct the broker as to how to vote your shares on “non-routine matters,” such as the election of directors or the amendment and restatement of By-Law No. 14, the broker is not permitted to exercise discretion to vote your shares. This is called a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal.

Discretionary Voting and Adjournments

The enclosed form of Proxy confers discretionary authority on the persons named therein to vote your common shares or act, according to their best judgment, on amendments or variations to matters identified in the Notice of Meeting or other matters, including any adjournment or postponement, that may properly come before the Meeting. At the time of printing this Proxy Statement, the management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

Adjournment of the Meeting may be made for the purpose of, among other things, soliciting additional proxies. The Company’s By-Law No. 14 provides that an adjournment may be made from time to time by the Chairman of the meeting with the consent of the meeting, unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more, in which case notice of the adjourned meeting shall be given as for an original meeting.

CORPORATE GOVERNANCE

Board Composition, Leadership and Size

The Company’s articles of incorporation requires that the Board of Directors be comprised of a minimum of five and a maximum of fifteen directors. Each director who is elected or appointed serves a term that expires at the next annual meeting following his or her election or appointment, or until his or her office is earlier vacated in accordance with the Company’s By-Law.

Two of our executive officers, Steven Bromley, Chief Executive Officer, and Allan Routh, President of the SunOpta Grains and Food Group, serve on the Board of Directors. Jeremy Kendall serves as the Chairman of the Board. Mr. Kendall previously served as the Company’s Chief Executive Officer, until his retirement on February 1, 2007. The Board does not have a policy concerning the separation of the roles of Chief Executive Officer and Chairman, as the Board believes that it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently these roles are separate, and as a result the Company does not currently have a lead Independent Director. The Board and the Corporate Governance Committee believe that the current structure is an appropriate leadership structure for the Company and will continue to periodically evaluate whether the structure is in the best interests of the Company and its shareholders.

Presently, the Board of Directors consists of eight directors. The Board has determined that the current size is sufficient to ensure the presence of directors with diverse experience and skills, without hindering effective decision-making or diminishing individual accountability. The Board also believes this range is flexible enough to permit the recruitment, if circumstances so warrant, of an outstanding director candidate in whom the Board may become interested at a future time. The Corporate Governance Committee periodically reviews the organization, size, operation, practice, and tenure policies of the Board and recommends changes to the full Board as appropriate.

Director Independence

Under our Corporate Governance Committee Charter, which adopts the current standards for “independence” in accordance with the NASDAQ listing standards and the Securities and Exchange Commission rules, a majority of the members of the Board of Directors must be independent as determined by the Board of Directors.

National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators recommends that boards of directors of reporting issuers be composed of a majority of independent directors. A director is considered independent only where the board determines that the director has no "material relationship" with the Company. Director independence of each of the current directors is determined by the Board of Directors with reference to the requirements as set forth by Canadian securities regulators in National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, the rules of the TSX, NASDAQ and SEC rules and regulations (collectively, the “Rules and Regulations”).

With five of the directors proposed to be nominated considered independent, the Board of Directors is composed of a majority of independent directors. The independent directors, within the meaning of the Rules and Regulations, are Cyril Ing, Katrina Houde, Douglas Greene, Victor Hepburn and Jay Amato. Mr. Jeremy Kendall, Chairman, Mr. Steven Bromley, President and Chief Executive Officer, and Mr. Allan Routh, President of the SunOpta Grains and Foods Group, are considered to have a material relationship with the Company and, therefore, are not independent.

Executive Sessions

The independent directors meet in executive session without management at regularly scheduled in-person Board meetings. One of the independent members of the Board presides at these meetings.

Director Attendance

The Board of Directors held five regularly scheduled meetings and two special telephonic meetings during fiscal year 2009. Each incumbent board member attended at least 75% of the aggregate number of meetings held by the Board of Directors and all committees on which he or she served.

We encourage all of our directors to attend our annual shareholder meetings. Four of our directors attended our annual meeting of shareholders held in 2009.

Board Committees

The Board of Directors presently has three committees, with the principal functions and membership described below. Each committee has a charter, which is available at our website at www.sunopta.com, under the “Investor Relations” link. The following table summarizes the current membership of each of our three Board committees. Each of the three Committees is composed entirely of independent directors.

Director	Audit Committee	Corporate Governance Committee	Compensation Committee
Jay Amato		✓(Chair)
Douglas Greene		✓	✓
Victor Hepburn	✓(Chair)	✓
Katrina Houde	✓		✓
Cyril A. Ing	✓		✓ (Chair)

Audit Committee

The Audit Committee’s duties and responsibilities are documented in a formal Audit Committee Charter, which was updated in 2009 and available at our website www.sunopta.com, under the link “Investor Relations, Corporate Governance.” These duties include (a) providing oversight of the financial reporting process and management’s responsibility for the integrity, accuracy and objectivity of financial reports and related financial reporting practices; (b) recommending to the Board of Directors the appointment of the Company’s auditors; (c) providing oversight of the adequacy of the Company’s system of internal and related disclosure controls; and (d) providing oversight of management practices relating to ethical considerations and business conduct, including compliance with laws and regulations. The Audit Committee meets a minimum of four times a year, once to review the Form 10-K and annual Audited Consolidated Financial Statements and before each quarter’s earnings are filed to review interim financial statements and Form 10-Q which is filed with the SEC in the U.S. and with applicable securities regulator in Canada. Other meetings may be held at the discretion of the Chair of the Audit Committee. The Audit Committee has free and unfettered access to Deloitte & Touche LLP, the Company’s independent registered accounting firm and auditors and also meets and has direct access to the Company’s internal counsel and external legal advisors.

During 2009 the Audit Committee maintained a company-wide whistle-blower policy related to reporting of concerns in accounting or internal controls. This policy gives all employees of the Company the option of using a hot line administered by a third party which is independent of management or direct access to the Chair of the Audit Committee or in-house legal counsel for concerns dealing with accounting practices, internal controls or other matters affecting the Company’s well being.

All three members are of the Audit Committee are financially literate. Our Board of Directors has determined that Victor Hepburn meets the definition of “audit committee financial expert.” The Audit Committee met formally four times during 2009.

Corporate Governance Committee (Nominating Committee)

The Corporate Governance Committee has developed a set of formal Corporate Governance Policies that are monitored on an ongoing basis to ensure that the Company is in compliance with its Corporate Governance Policies. The Corporate Governance Committee has a charter, which was updated in 2009, a copy of which is available at our website www.sunopta.com, under the link “Investor Relations, Corporate Governance.”

The Corporate Governance Committee, in its capacity as the Nominating Committee, concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. To be considered for membership on the Board, the Nominating Committee will consider certain necessary criteria that a candidate should meet, which would include the following: (a) be of proven integrity with a record of substantial achievement; (b) have demonstrated ability and sound judgment that usually will be based on broad experience but, particularly, industry experience; (c) be able and willing to devote the required amount of time to the Company’s affairs, including attendance at Board and Committee meetings; (d) possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and (e) be committed to building sound, long-term Company growth. The Committee also takes into consideration the range of skills and expertise that should be represented on the Board, issues involving diversity considerations, geographic experience with businesses and organizations, and potential conflicts of interest that could arise with director candidates. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest, additional information about her/him is obtained through inquiries to various sources and, if warranted, interviews.

A shareholder may recommend a person as a nominee for director by writing to the Secretary of the Company. Recommendations must be received by November 1, 2010 in order for a candidate to be considered for election at the 2011 annual meeting of shareholders. Each notice of nomination should contain the following information: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of common shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

The Corporate Governance Committee met formally four times during 2009.

Compensation Committee

The Compensation Committee has developed a set of formal Compensation and Benefits policies and practices that are monitored on an ongoing basis to ensure the Company is in compliance with its compensation policies. The Compensation Committee’s duties and responsibilities are documented in a formal Compensation Committee Charter, which was updated in 2009, a copy of which is available at our website at www.sunopta.com, under the link “Investor Relations, Corporate Governance.”

The function of the Compensation Committee is to determine the compensation of the Chief Executive Officer (“CEO”) as well as to review and approve the compensation recommended by the CEO for certain officers of the Company and to review overall general compensation policies and practices for all employees of the Company. In addition, this Committee oversees the Amended and Restated 2002 Stock Option Plan, Employee Stock Purchase Plans and any other incentive plans of the Company.

The Compensation Committee met formally four times during 2009. In addition, two telephonic meetings were held during the year for administrative matters connected to the responsibilities of this Committee.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has served as one of our officers or employees at any time over the past year. None of our executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the Board of Directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Risk Oversight

It is the responsibility of our senior management to assess and manage the exposure of the Company and its subsidiaries to risk and to bring to the attention of the Board of Directors the most material risks facing the Company. The Board oversees risk management directly, as well as through its committees. For example, the Audit Committee reviews the Company’s policies and practices with respect to risk assessment and risk management, including discussing with senior management major financial risks and the steps taken to monitor and control exposure to such risk. The Corporate Governance Committee considers risks related to succession planning and the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of executive compensation programs and arrangements. See below for additional information about the Board’s committees.

Director Compensation

In addition to annual grants of options, Directors who are not Company employees receive an annual retainer of C$30,000, a directors fee of C$1,500 for each Board meeting attended in person as well as C$750 for participating in committee meetings and telephone meetings for 2009. In addition, all Directors are reimbursed for travel and administrative expenses to attend meetings and manage their Board responsibilities. The Corporate Governance Committee Chairman and the Compensation Committee Chairman receive an additional $7,500 and the Audit Committee Chairman receives $20,000 for their additional responsibilities. On May 14, 2009, the Directors listed below received an annual grant of 15,000 stock options exercisable at a price of $1.64 and Mr. Jeremy Kendall received an additional 7,000 options, also at an exercise price of $1.64. Mr. Amato received 10,000 stock options when he was appointed to the Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total
Jeremy N. Kendall	36,778	23,100	59,878
Cyril Ing	34,151	15,750	49,901
Katrina Houde	40,719	15,750	56,469
Douglas Greene	40,614	15,750	56,364
Victor Hepburn	56,919	15,750	72,669
Jay Amato	41,257	21,350	62,607

(1)

Amounts calculated for the fair value of options utilize the provisions of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718 (formally Statement of Financial Accounts Standards No. 123R, “Share-based Payments”). The fair value of all stock options granted to each director, calculated in accordance with ASC Topic 718, is reflected in the total option awards.

Directors and Officers Liability Insurance

The Company’s comprehensive insurance policies include coverage, which indemnifies the directors and officers of the Company. The approximate annual cost of this coverage is $322,000 and the policy contains a deductible of up to $100,000, except for security claims which have a deductible of up to $350,000.

Code of Ethics

The Company has a Code of Ethics policy applicable to all employees, including the Company’s executive officers and employees performing similar functions, as well as all persons serving as directors and consultants to the Company. A copy of the Code of Ethics policy is available, without charge, at www.sunopta.com or upon written request to the Company at SunOpta Inc., 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2. Attention: Information Officer. Any amendments to, or waivers of, the Code of Ethics which specifically relate to any financial professional will be disclosed promptly following the date of such amendment or waiver at www.sunopta.com.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information concerning share ownership of all persons known to us to own beneficially or exercise control or direction, directly or indirectly, five percent or more of our common shares.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Gruber and McBaine Capital Management, LLC 50 Osgood Place, Penthouse San Francisco, CA 94133	Common	5,449,075 (2)	8.37%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Common	5,361,524 (3)	8.24%

(1)	Percentage of class is calculated based on total common shares outstanding at April 7, 2010 of 65,065,907. This total does not include warrants or options of the Company.

(2)

Gruber and McBaine Capital Management, LLC (“GMCM”), on behalf of itself and its affiliates, filed a Schedule 13G with the U.S. Securities and Exchange Commission (“SEC”) on February 10, 2010, reflecting beneficial ownership as of December 31, 2009 of 5,449,075 common shares as follows: (a) 985,884 shares held by Jon D. Gruber, having sole voting and dispositive power with respect to such shares; (b) 1,024,136 shares held by J. Patterson McBaine, having sole voting and dispositive power with respect to such shares; and (c) 3,439,055 shares over which GMCM, Mr. Gruber, Mr. McBaine and Eric B. Swergold share voting and dispositive power.

(3)

Franklin Resources, Inc. (“Franklin”), an investment manager, on behalf of itself and its affiliates, filed a Schedule 13G/A with the SEC on January 27, 2010, reflecting beneficial ownership as of December 31, 2009 of 5,361,524 common shares, with respect to which each of Franklin, Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Templeton Portfolio Advisors, Inc. have sole voting and dispositive power, as more fully described in the Schedule 13G/A.

[Remainder of page left intentionally blank]

Security Ownership of Management

The following table sets forth information known to us regarding the beneficial ownership of our common shares as of April 7, 2010 by: (a) each of our directors and nominees for director; (b) each of our named executive officers, as identified in the “Summary Compensation Table” on page 14; and (c) all directors and executive officers as a group, including our named executive officers.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (1)		Total Number of Shares (assuming exercise of vested options)	Percent of Class (3)
		Common Shares	Vested Options (2)
Jeremy Kendall Chairman of the Board	Common	526,086	20,400	546,486	*
Steven Bromley Director and President & Chief Executive Officer	Common	187,658	147,000	334,658	*
Cyril Ing Director	Common	66,335	20,000	86,335	*
Allan Routh Director and President, SunOpta Grains & Foods Group	Common	455,912	40,500	496,412	*
Katrina Houde Director	Common	41,000	20,000	61,000	*
Douglas Greene Director	Common	123,000	5,000	128,000	*
Victor Hepburn Director	Common	9,600	5,000	14,600	*
Jay Amato Director	Common	-	5,000	5,000	*
Tony Tavares Vice President & Chief Operating Officer	Common	19,678	25,400	45,078	*
Eric Davis Vice President & Chief Financial Officer	Common	-	9,000	9,000
John Dietrich Vice President, Corporate Development	Common	44,273	68,400	112,673	*
All Directors and Executive Officers as a group (eleven)	Common	1,473,542	365,700	1,839,242	2.83%

(1)

Unless otherwise indicated, the persons in this table have sole voting and dispositive power with respect to the common shares shown as beneficially owned by them. The information as to shares beneficially owned or over which control or direction is exercised, directly or indirectly, not being within the knowledge of the Company, has been furnished by the respective directors and executive officers individually.

(2)	The number of vested options includes vested options that will become exercisable within 60 days of April 7, 2010. The exercise price of vested options range from $0.97 to $12.31 per share.

(3)

Percentage of class is calculated based on 65,065,907 common shares outstanding at April 7, 2010. (* indicates less than 1% of the outstanding common shares). This total does not include warrants or options of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules of the SEC require our directors, certain officers and beneficial owners of more than 10% of our outstanding common shares to file reports of their ownership and changes in ownership of common shares with the SEC. The SEC’s rules also require us to disclose the identity of directors and officers who did not file Section 16(a) reports on a timely basis. Company employees generally prepare these reports on behalf of our directors and executive officers on the basis of information obtained from them and review the forms submitted to us or the SEC by beneficial owners of more than 10% of our common shares. Based on such information, we believe that all reports required by Section 16(a) of the Exchange Act to be filed by our directors, executive officers and beneficial owners of more than 10% of the common shares during or with respect to our fiscal year ended December 31, 2009 were filed on time.

PROPOSAL ONE - ELECTION OF DIRECTORS

Number of Directors; Nominees

The Company’s Board of Directors is currently comprised of eight directors, each serving a term expiring at the annual meeting. Each of the nominees named below has consented to be named herein and to serve as a director if elected. Management has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable to serve as a director. There are no family relationships among the directors.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that shareholders vote the FOR election of each of the eight director nominees named below. The eight nominees who receive the greatest number of votes cast at the Meeting will be elected as directors. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. If any of the nominees for director at the Meeting becomes unavailable for election for any reason, the proxies will have discretionary authority to vote pursuant to the proxy for a substitute or substitutes.

Information About the Board Nominees

The following table and the biographies that follow provide certain information as of April 7, 2010 with respect to the Company’s current directors, each of whom has been nominated and is standing for re-election this year.

In addition to the factual information provided below, the Board and the Corporate Governance Committee (as Nominating Committee) also believes that each of the nominees has attributes that are important to an effective board, including sound judgement and analytical skills; integrity and demonstrated high ethical standards; the ability to engage management and one another in a constructive and collaborative manner; diversity of background and experience; and the continued commitment to devote their time, energy and skills to ensure the growth and prosperity of the Company.

Name and Residence	Age	Year First Elected Director	Position with Company
Jeremy Kendall Ontario, Canada	70	1978	Director and Chairman of the Board
Steven Bromley Ontario, Canada	50	2007	Director and Chief Executive Officer
Cyril Ing Ontario, Canada	77	1984	Director and Board Secretary
Allan Routh Minnesota, United States	59	1999	Director and President of the SunOpta Grains & Foods Group
Katrina Houde Ontario, Canada	51	2000	Director
Douglas Greene Colorado, United States	60	2008	Director
Victor Hepburn Ontario, Canada	66	2008	Director
Jay Amato New York, United States	50	2008	Director

Jeremy Kendall has served as a Director of the Company since September 1978. In June 1983, he was elected Chairman of the Board and Chief Executive Officer of the Company and retired as Chief Executive Officer on February 1, 2007, but remains Chairman of the Board. He is also currently the Chairman of Opta Minerals Inc., a subsidiary of the Company listed on the TSX (TSX: OPM) which is approximately 66.4% owned by the Company, Chairman of SunOpta BioProcess Inc., which is controlled by the Company, Chairman of Jemtec Inc. (June 1991 to present) a distributor of electronic home incarceration equipment listed on the TSX Venture Exchange (the “TSXV”), Easton Minerals Ltd. (January 1995 to present) a mineral exploration company which traded on the TSXV (currently delisted) and is approximately 32% owned by the Company and a director of Asia Bio-Chem Group Co. Ltd., a manufacturer of corn starch and related by products in China listed on the TSVX (TSVX: ABC). Mr. Kendall served on the Board of Directors of BI Inc. from September 1981 to November 2000, a producer of electronic home incarceration equipment listed on NASDAQ. He is also a Director of a number of private and charitable organizations.

Steven Bromley serves as President, Chief Executive Officer and a Director of SunOpta. Mr. Bromley joined SunOpta in June 2001 and has served in a number of key operating and financial roles since that time. Mr. Bromley served as Executive Vice President and Chief Financial Officer through September 2003 until his appointment as Chief Operating Officer. In addition to his role of Chief Operating Officer, Mr. Bromley was appointed President by the Board of Directors in January 2005 and subsequently as Chief Executive Officer in February 2007. Prior to joining the Company, Mr. Bromley spent over 13 years in the Canadian dairy industry in a wide range of financial and operational roles with both Natrel Inc. and Ault Foods Limited. From 1997 to 1999 he served on the Board of Directors of Natrel Inc. Mr. Bromley is a Director of most of the Company’s subsidiaries, and since July 2004 has served on the Board of Directors of Opta Minerals (TSX: OPM). Mr. Bromley was appointed to the Board of Directors of SunOpta on January 26, 2007.

Cyril Ing is a retired Professional Engineer and was elected as a Director in January 1984. Mr. Ing became an employee of the Company in August 1985 and retired in 1990. He currently serves on the Audit Committee and chairs the Compensation Committee. He was an independent consultant specializing in engineering projects involving the combustion of biomass from May of 1982 to August 1985. In the past 5 years, Mr. Ing has served on the following Boards of Directors: Jemtec Inc. (November 1999 to present) and Easton Minerals Ltd. (November 1999 to present).

Allan Routh was elected to the Board of Directors in September 1999. Mr. Routh is President of the SunOpta Grains and Foods Group and prior to March 2003 was President and Chief Executive Officer of SunRich Food Group, Inc., a wholly-owned subsidiary of the Company. Mr. Routh has been involved in the natural and organic foods industry and participated in industry organizations since 1984. He is also a Director of other private companies. In the past 5 years, Mr. Routh has not served on any other reporting issuers’ Board of Directors.

Katrina Houde was elected to the Board of Directors in December 2000 and also serves as a member of the Audit and Compensation Committees. Ms. Houde has been an independent consultant since March 2000. From January 1999 to March 2000, Ms. Houde was President of Cuddy Food Products, a division of Cuddy International Corp., and was Chief Operating Officer of Cuddy International Corp. from January 1996 to January 1999. In the past 5 years, Ms. Houde has not served on any other reporting issuers’ Board of Directors.

Douglas Greene was elected to the Board of Directors in September 2008 and currently is a member of the Corporate Governance and Compensation Committees. Mr. Greene is a pioneer in the natural and organic foods industry. Mr. Greene founded New Hope Natural Media, the largest Business to Business media group in the natural products industry and ran this company for twenty years, selling it to Penton Media in 1999. He was a board member of Penton Media which was listed on the NYSE and subsequently NASDAQ (OTCBB:PTON) from 1999 to 2005 and served on their Executive, Compensation and Audit Committees. From 1994 to 2005 Mr. Greene was Chairman of Vitrina Group of Moscow, publishers and event producers for the grocery, restaurant and wine industries. Mr. Greene is a Board member of Next Foods and has served on several non-profit Boards.

Victor Hepburn was elected as a Director in September 2008. Mr. Hepburn is a Chartered Accountant and currently serves as Chairman of the Audit Committee and is a member of the Corporate Governance Committee. He is currently self-employed as a consultant and is a director of Walker Industries Holdings Inc., an aggregate and waste management company. Mr. Hepburn is also a Director and Chairman of the Audit Committee of Opta Minerals Inc.(TSX:OPM). Mr. Hepburn was the President and CEO of Hanson Brick America in 1999 and 2000, an international building materials company that is one of the largest ready mix concrete and brick manufactures in North America. Prior to its acquisition by Hanson Brick America, from 1977 to 1999 Mr. Hepburn was employed in various capacities with Jannock Limited, a public company listed on the TSX, including as President and Chief Executive Officer, Brick Operations from 1985 to 1999. Mr. Hepburn also served as the Vice-Chairman and a Director of the Brick Association of America.

Jay Amato was appointed a Director of the Company and Chairman of the Corporate Governance Committee in November 2008. Mr. Amato is the founder and CEO of PersonalScreen Media LLC in New York, a company which is developing new methods of monetizing video content on the web. Previously, Mr. Amato was a director, President and CEO of NASDAQ-traded ViewPoint Corporation, a premier interactive media company. He was also President and COO of Vanstar Corporation, a $2.8 billion public company with 7,000 employees that provided global computer outsourcing services.

Penalties and Sanctions and Personal Bankruptcies

The information related to cease trade orders and bankruptcies, not being within the knowledge of the Company, has been furnished by the directors. Other than set out below, none of the proposed nominees for election to the Board of Directors:

(a)

is, as at the date of this Proxy Statement, or was within 10 years before the date of the Proxy Statement, a director or chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of an order (as defined in Form 51-102F5 made under National Instrument 51- 102 of the Canadian Securities Administrators) that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)

was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer, or chief financial officer, and which resulted from an event that occurred while that person was acting in the capacity as a director, chief executive officer, or chief financial officer; or

(b)

is at the date hereof, or has been within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder.

On February 20, 2008, as a result of the Company determining that it would need to restate certain of its previously issued financial statements for periods ending June 30 and September 30, 2007 and possibly March 31, 2007, each of the Company’s then senior officers and directors and certain other insiders were subject to a management cease trade order (the “MCTO”) issued by the Ontario Securities Commission (the “OSC”). The MCTO prohibited trading in the Company's securities by its senior officers, directors and certain insiders during the time that the MCTO was in effect. The MCTO was revoked after the necessary restated financial statements and related securities filings were made by the Company with the OSC during the third quarter of 2009.

In 2008 we received letters from the U.S. Securities and Exchange Commission (“SEC”) requesting additional information in connection with the restatement of our financial statements. The SEC has conducted interviews with certain current and past employees, current and former members of our Audit Committee, as well as our previous external auditors. We continue to cooperate with the requests from the SEC in connection with its investigation. If the SEC was to initiate an enforcement action in connection with these matters, such action could result in sanctions against both the Company and certain of our directors, executive officers and employees.

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EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

Cyril Ing (Chairman)
Douglas Greene
Katrina Houde

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the key principles and approaches used to determine material elements of compensation awarded to, earned by and/or paid to each of our CEO and other executive officers. This discussion addresses our compensation policies for the fiscal year ended December 31, 2009 as they affected the CEO and other executive officers, and should be read in conjunction with the tables set forth in this “Executive Compensation” section, as they provide information and context to the compensation disclosures included in those tables.

The Role of Our Compensation Committee

The Compensation Committee of the Board of Directors is responsible for making recommendations concerning salaries and incentive compensation for employees, including the CEO and other executive officers, and administering the Amended and Restated 2002 Stock Option Plan and the Employee Stock Purchase Plan. The Compensation Committee consists entirely of non-employee directors, within the meaning of Rule 16b-3 issued by the SEC, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” within the meaning of National Policy 58-201 – Corporate Governance Guidelines of the Canadian Securities Administrators.

Compensation Overview, Philosophy and Objectives

The Compensation Committee assesses and determines the level of compensation for the CEO. Our CEO assesses and recommends to the Compensation Committee compensation levels for the other executive officers based on the performance of the business and/or certain business units, third party compensation data, external and internal equity, changes in responsibility and the individual’s overall contribution to the Company’s success. These recommendations are submitted to the Compensation Committee for decision and final approval.

Our executive compensation philosophy and the policies that support it are intended to reward our executives for long-term strategic management and their efforts to enhance shareholder value, and support a performance-oriented environment that rewards achievement of internal Company goals and recognizes the Company’s performance compared to the performance of similarly situated companies.

The objectives of our executive compensation program are to:

  attract and retain key executive officers critical to our long-term success;

  align the executive officers’ interests with the interests of shareholders;

  promote an ownership mentality among key leadership and the Board of Directors;

  enhance the overall performance of the Company; and

  recognize and reward individual performance and responsibility.

We also understand that our shareholders have a meaningful interest in our executive compensation practices and believe that our shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions. As a result, the Compensation Committee has adopted a “Say on Pay” policy, pursuant to which the Board of Directors, beginning with this year’s Meeting, will actively seek the advice of the shareholders by offering them an opportunity to cast an advisory vote on the Company’s executive compensation program outlined in this Proxy Statement. You can read more about the Company’s Say on Pay policy under the section “Proposal Four – Advisory Vote On Executive Compensation” beginning on page 22 of this Proxy Statement. We encourage shareholders to read our disclosures about executive compensation and participate in the advisory vote.

Compensation Program

Our executive compensation program generally consists of base salary, annual cash incentive compensation (“annual bonuses”) and long-term incentive compensation in the form of stock options and / or restricted stock grants. Our executive officers also participate in benefit programs that are generally available to all our employees, including medical benefits, the Employee Stock Purchase Plan and the retirement savings plan (RRSP or 401K). The primary elements of our executive compensation program are described in more detail below.

All compensation decisions are determined following a review of many factors that we believe are relevant, including third-party compensation data, our achievements over the past year, the individual’s contributions to our success, any significant changes in role or responsibility and the internal equity of compensation relationships.

In general, we intend that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executive officers with corresponding responsibilities in comparable firms providing similar products and services. In setting total compensation, we target a mix of base salary, short-term incentives and long-term incentives and retain the flexibility to adjust this mix and compensation levels based on actual performance as well as changes in the market. To the extent determined to be appropriate, we also consider general economic conditions, our financial performance, including corporate net income, return on equity and return on net assets, and individual merit in setting compensation policies for our executive officers.

We regularly assess, with the assistance of outside independent compensation consultants, including Towers Watson (formerly Towers Perrin), the competitiveness of our total compensation programs, including base salaries, annual short-term cash incentives and long-term stock-based incentives. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of companies of similar size or industry.

For the fiscal year ended December 31, 2009, we reviewed the appropriate mix between salary and other forms of compensation and set annual compensation guidelines for our executive officers. There was a general salary freeze across the Company in 2009 that affected the chief executive officer and other executive officers.

Base Compensation

The Compensation Committee determines base salary based on a combination of comparable market data, experience, job responsibilities and other relevant factors and reviews and adjusts base salaries effective April 1st of each year.

During fiscal 2009, we utilized the services of Towers Watson to review the compensation levels paid to executive officers. The Compensation Committee used the Towers Perrin Executive Compensation Surveys for both Canada and the U.S., adjusted to company size and structure in establishing a comparative set. For fiscal 2009, compensation for executive officers was assessed based on a review of executive officers with comparable qualifications, experience and responsibilities at other companies as well as current economic factors impacting the market. Base compensation was also assessed in light of a particular individual’s contribution as a whole, including the ability to motivate others, develop the necessary skills to grow, recognize and pursue new business opportunities and initiate programs to enhance the Company’s growth and improve shareholder value.

In 2009, after a review of market conditions, the Company implemented a general salary freeze across the organization including the chief executive officer and other executive officers, with the exception of increases for promotions and special considerations due to market conditions.

Short-Term Incentives

Short-term incentives for executives and management are provided through annual bonus plans based on the performance of the business. The objectives of these plans are to align the behavior of executives and management with the overall strategy of the business and shareholder interests. The Compensation Committee utilized the data provided by Towers Watson during 2009 to review the bonus levels of executives and management and the eligibility levels for management. Eligible participants receive an annual bonus based on the actual performance of the following criteria: consolidated net income; consolidated return on net assets and/or operating group return on net assets and group operating income, all compared to pre-set targets approved by the Compensation Committee. For the 2010 short-term incentive, performance criteria includes a combination of the following: consolidated net income, consolidated return on equity and operating group return on net assests, all compared to pre-set targets approved by the Compensation Committee.

The Compensation Committee has the authority to adjust and claw back annual bonuses when appropriate. In 2009 the Compensation Committee modified the payment of the annual short-term cash incentives for the chief executive officer and certain executive officers applicable to fiscal 2008 results and payable in 2009 by awarding stock options equivalent to approximately 33% of the short-term cash incentive based on a Black-Scholes valuation. The balance of the annual short-term cash incentive was forfeited.

Long-Term Incentives

Long-term incentives for executive officers and key employees are provided through the Employee Stock Purchase Plan and the Amended and Restated 2002 Stock Option Plan. The objectives of these plans are to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, and to enable executive officers to develop and maintain a long-term ownership position in our common shares. Stock options are usually granted annually to our executive officers and certain key employees. In selecting executive officers eligible to receive stock options and determining the amount and frequency of such grants, we evaluate a variety of factors, including the following:

  the job level of the employee;

  the value of stock option grants awarded by competitors to employees at a comparable job levels; and

  past, current and prospective service rendered, or to be rendered, by the applicable employee.

Long-term incentives are awarded annually by the Compensation Committee at the Board of Directors meeting following the annual salary review and as part of the annual compensation analysis. The long-term incentives are in the form of stock options. These options vest over a five year period with 20% of the total grant vesting annually on the anniversary date of the original grant and expiring one year following the last vesting date.

Limitations on Deductions

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid to our chief executive officer and the four other most highly compensated executive officers to $1,000,000 per year, but contains an exception for certain performance-based compensation. For the fiscal year ended December 31, 2009, grants of stock options under the Amended and Restated 2002 Stock Option Plan satisfy the requirements for deductible compensation for employees residing in the U.S. While our general policy is to preserve the deductibility of most compensation paid to executive officers, we may authorize payments that may not be deductible if we believe they are in the best interests of the Company and its shareholders.

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Compensation of Executive Officers

The following tables set forth all remuneration paid by the Company and its subsidiaries during the last three years ended December 31, 2009, 2008, and 2007 to its CEO, CFO and three most highly compensated Executive Officers:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus (1)	Option Awards (2)	Auto (3)	All Other Compensation (4)	Total Compensation
Steven Bromley (5) Director and President & Chief Executive Officer	2009 2008 2007	$376,540 $403,372 $367,904	$- $77,896 $56,174	$94,500 $- $341,300	$18,757 $16,643 $14,913	$23,687 $20,331 $14,642	$513,484 $518,242 $794,933
Allan Routh Director and President, SunOpta Grains & Foods Group	2009 2008 2007	$255,000 $255,000 $229,221	$72,420 $94,600 $-	$36,750 $70,875 $67,300	$1,818 $2,265 $3,535	$6,694 $6,322 $3,515	$372,682 $429,062 $303,571
Tony Tavares (5) (6) Vice President & Chief Operating Officer	2009 2008	$350,270 $233,333	$- $-	$59,850 $206,000	$15,872 $9,514	$13,910 $11,480	$439,902 $460,327
Eric Davis (5) (7) Vice President & Chief Financial Officer	2009	$222,793	$-	$36,000	$14,050	$10,779	$283,622
John Dietrich (5) (7) Vice President, Corporate Development	2009 2008 2007	$280,216 $300,184 $279,126	$- $39,399 $31,262	$49,350 $- $67,300	$15,751 $15,171 $22,454	$11,410 $12,059 $13,605	$356,727 $366,813 $413,747
Jeremy Kendall (5) (8) Chairman, former Chief Executive Officer	2009 2008 2007	$175,134 $187,615 $147,317	$- $31,191 $97,694	$23,100 $31,500 $67,300	$19,566 $16,140 $15,966	$53,778 $70,262 $32,108	$271,578 $336,708 $360,385

(1)	Bonus paid in the reported fiscal year is based on pre established short term incentive targets related to the previous fiscal year.

(2)

Amounts calculated for the fair value of options utilize the provisions of ASC Topic 718. The fair value of all stock options granted, calculated in accordance with ASC Topic 718, is reflected in the options award.

(3)	Represents taxable automobile use or reimbursement of costs.

(4)	Represents taxable benefits, life insurance, retirement savings contributions and director fees.

(5)	These officers are paid in Canadian dollars. The compensation has been converted to U.S. dollars using the average annual exchange rate applicable for each year.

(6)	Mr. Tavares joined the Company on June 2, 2008 as Vice President and Chief Operating Officer.

(7)

Mr. Davis joined the Company March 16, 2009 as Vice President and Chief Financial Officer of the Company. Mr. Dietrich, the former Chief Financial Officer has remained with the Company in a new capacity as Vice President, Corporate Development.

(8)

Mr. Kendall retired from his position as Chief Executive Officer of the Company on February 1, 2007. Compensation received by him following February 1, 2007 was in consideration for his services as Chairman and his continuing consulting relationship with the Company

GRANTS OF PLAN-BASED AWARDS DURING 2009

Name	Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentives Plan Awards (2)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Options Awards (US$/Share)	Grant Date Fair Value of Stock and Option Awards (3)
Steven Bromley	05/14/2009	$225,924	90,000	$1.64	$94,500
Allan Routh	05/14/2009	$102,000	35,000	$1.64	$36,750
Tony Tavares	05/14/2009	$175,135	57,000	$1.64	$59,850
Eric Davis	03/16/2009 05/14/2009	$111,397	25,000 20,000	$0.97 $1.64	$15,000 $21,000
John Dietrich	05/14/2009	$112,086	47,000	$1.64	$49,350
Jeremy Kendall	05/14/2009	$105,081	22,000	$1.64	$23,100

(1)	Options vest at a rate of 20% annually beginning on the first anniversary of the grant date.

(2)	Target bonus entitlement for 2009.

(3)	Amounts calculated for the fair value of options utilize the provisions of ASC Topic 718. The fair value of all stock options granted, calculated in accordance with ASC Topic 718, is reflected.

Mr. Steven Bromley’s 2009 Compensation

Mr. Bromley’s base salary in Canadian dollars was held flat in 2009 along with a general salary freeze in the company. His target bonus percentage was unchanged from 2008 at 60% of base salary, based 40% on achieving agreed upon budgeted consolidated net income and 60% on agreed upon budgeted consolidated return on net assets. Mr. Bromley did not receive any cash bonus for fiscal 2009, nor was he paid any cash bonus for 2008 in 2009. However, he did receive 15,000 stock options in 2009 in lieu of bonus payable for fiscal 2008. The Black-Scholes value of these stock options was $15,750. Mr. Bromley received 75,000 stock options as part of the annual Long Term Incentive Plan that carried a Black-Scholes value of $78,750. Mr. Bromley received other compensation totaling $42,444 which included an auto allowance, a company matching contribution to his RRSP and the premium for a life insurance policy. As part of the annual salary review for 2010, the Compensation Committee did not change Mr. Bromley’s annual base salary of C$430,000.

Mr. Allan Routh’s 2009 Compensation

Mr. Routh base salary in was held flat in 2009 along with a general salary freeze in the company. His target bonus percentage was unchanged from 2008 at 40% of base salary, based 40% on achieving agreed upon budgeted consolidated net income and 60% on agreed upon budgeted Grains and Foods Group return on net assets. Mr. Routh received a cash bonus for fiscal 2009 of $61,200, payable in 2010 and was paid a cash bonus of $72,420 in 2009. Mr. Routh received 35,000 stock options as part of the annual Long Term Incentive Plan that carried a Black-Scholes value of $36,750. Mr. Routh received other compensation totaling $8,512 which included a company matching contribution to his 401(k) and auto expenses. As part of the annual salary review for 2010, the Compensation Committee approved an increase in Mr. Routh’s annual base salary from $255,000 to $275,000 effective April 1, 2010.

Mr Tony Tavares’s 2009 Compensation

Mr. Tavares’s base salary in Canadian dollars was held flat in 2009 along with a general salary freeze in the company. His target bonus percentage was unchanged from 2008 at 50% of base salary, based 40% on achieving agreed upon budgeted consolidated net income and 60% on agreed upon budgeted consolidated return on net assets. Mr. Tavares did not receive any cash bonus for fiscal 2009, nor was he paid any cash bonus for 2008 in 2009. However, he did receive 7,000 stock options in 2009 in lieu of bonus payable for fiscal 2008. The Black-Scholes value of these stock options was $7,350. Mr. Tavares received 50,000 stock options as part of the annual Long Term Incentive Plan that carried a Black-Scholes value of $52,500. Mr. Tavares received other compensation totaling $29,782 which included an auto allowance and a company matching contribution to his RRSP. As part of the annual salary review for 2010, the Compensation Committee approved an increase in Mr. Tavares’s annual base salary from C$400,000 to C$425,000 effective April 1, 2010.

Mr. Eric Davis’s 2009 Compensation

Mr. Davis joined SunOpta Inc in March 2009 at a salary of C$300,000 and a target bonus percentage of 50% of base salary, based 40% on achieving agreed upon budgeted consolidated net income and 60% on agreed upon budgeted consolidated return on net assets. Mr. Davis did not receive any bonus for fiscal 2009. Mr. Davis received 25,000 stock options as part of his initial employment terms with a Black-Scholes value of $15,000 and 20,000 stock options as part of the annual Long Term Incentive Plan that carried a Black-Scholes value of $21,000. Mr. Davis received other compensation totaling $24,829 which included an auto allowance and a company matching contribution to his RRSP. As part of the annual base salary review for 2010, the Compensation Committee approved an increase in Mr. Davis’s annual base salary from C$300,000 to C$322,000 effective April 1, 2010.

Mr. John Dietrich’s 2009 Compensation

Mr. Dietrich was appointed to the position of Vice-President, Corporate Development in May 2009. Mr. Dietrich’s base salary in Canadian dollars was held flat in 2009 along with a general salary freeze in the company. His target bonus percentage was unchanged from 2008 at 40% of base salary, based 40% on achieving agreed upon budgeted consolidated net income and 60% on agreed upon budgeted consolidated return on net assets. Mr. Dietrich did not receive any cash bonus for fiscal 2009, nor was he paid any cash bonus for 2008 in 2009. However, he did receive 7,000 stock options in 2009 in lieu of bonus payable for fiscal 2008. The Black-Scholes value of these stock options was $7,350. Mr. Dietrich received 40,000 stock options as part of the annual Long Term Incentive Plan that carried a Black-Scholes value of $42,000. Mr. Dietrich received other compensation totaling $27,161 which included an auto allowance and a company matching contribution to his RRSP. As part of the annual base salary review for 2010, the Compensation Committee did not change Mr. Dietrich’s annual base salary of C$320,000.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2009

	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Stock That Have Not Vested (1)
Steven Bromley	01/21/2005 08/08/2005 12/08/2005 02/01/2007 08/08/2007 05/14/2009	50,000 10,000 25,000 30,000 4,000 -	- - - 20,000 6,000 90,000	$6.54 $5.71 $5.50 $10.86 $12.31 $1.64	01/21/2010 08/08/2010 12/08/2010 02/01/2012 08/08/2013 05/14/2015	2,500	8,400
Allan Routh	08/08/2005 12/08/2005 08/08/2007 10/06/2008 05/14/2009	10,000 15,000 4,000 4,500 -	- - 6,000 18,000 35,000	$5.71 $5.50 $12.31 $5.74 $1.64	08/08/2010 12/08/2010 08/08/2013 10/06/2014 05/14/2015
Tony Tavares	08/09/2008 10/06/2008 05/14/2009	10,000 4,000 -	40,000 16,000 57,000	$5.12 $5.74 $1.64	08/09/2014 10/06/2014 05/14/2015
Eric Davis	03/16/2009 05/14/2009	- -	25,000 20,000	$0.97 $1.64	03/16/2015 05/14/2015
John Dietrich	01/21/2005 08/08/2005 12/08/2005 08/08/2007 05/14/2009	20,000 10,000 25,000 4,000 -	- - - 6,000 47,000	$6.54 $5.71 $5.50 $12.31 $1.64	01/21/2010 08/08/2010 12/08/2010 08/08/2013 05/14/2015
Jeremy Kendall	08/08/2005 08/08/2007 10/06/2008 05/14/2009	10,000 4,000 2,000 -	- 6,000 8,000 22,000	$5.71 $12.31 $5.74 $1.64	08/08/2010 08/08/2013 10/06/2014 05/14/2015

(1)

As per Mr. Bromley’s employment contract he was granted 10,000 shares, to be awarded 2,500 shares per year for four years pursuant to his promotion to CEO in February 2007. On March 11, 2010 Mr. Bromley received the final grant of 2,500 shares. These amounts represent the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2009, the closing price was $3.36. No other executive officer had outstanding stock awards.

OPTION EXERCISES

None of the named executive officers exercised options to purchase common shares during the fiscal year ended December 31, 2009.

Payments on Termination or Change in Control

The Board of Directors passed a resolution in 2004 approving the payment of severance benefits in the event of a change of control akin to a “Triggering Event” for executive officers of the Company. In 2007 and 2008, the Company entered into Employment Agreements with Mr. Bromley and Mr. Tavares, respectively. These agreements provide for certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event.” In 2007, the Company modified Mr. Dietrich’s employment conditions by providing certain benefits upon an involuntary termination of employment, other than for cause, or after a “Triggering Event”. A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if the Company is not the surviving corporation or the sale of all or substantially all of the Company’s assets.

The benefits to be received by the executive officers whose employment is terminated after a Triggering Event occurs include: receipt of a lump sum severance payment equal to two years base salary for Mr. Bromley, eighteen months base salary for Messrs. Tavares, Davis and Dietrich, and twelve months base salary for Mr. Routh. Also, each of these individuals would be entitled to payment of bonus compensation based upon their respective average bonus compensation over the preceding two (2) years and participation in certain Company-wide benefit plans, for the term of the severance period.

If an involuntary termination of employment, other than for cause, or a Triggering Event and termination of employment had occurred as of December 31, 2009, we estimate that the value of the benefits under the Employment Agreements and change of control provisions would have been as follows:

Name	Lump Sum Severance Payment	Continuation of Benefits	Accelerated Vesting of Stock Options and Stock Grants (1)
Steven Bromley	$753,080	$112,962	$154,800
Allan Routh	$338,510	$38,250	$60,200
Tony Tavares	$525,405	$78,811	$98,040
Eric Davis	$394,056	$59,108	$94,150
John Dietrich	$420,324	$63,049	$80,840

(1)

These amounts represent the difference between the exercise price of the stock options and the closing price of the Company’s common shares on the last trading day of the year on the NASDAQ Global Select Market. On December 31, 2009, the closing price was $3.36.

Interest of Management and Others in Material Transactions

Our board of directors reviews any material transactions in which we are or will be a participant and in which any of our 5% shareholders, directors or executive officers, or any of their immediate family members, has a direct or an indirect material interest. After its review the Audit Committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as the Audit Committee determines, and the Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on us or the related person in connection with approval of the transaction.

No insider (as such term is defined in the Securities Act (Ontario)) or any associate or affiliate of the foregoing has any interest, direct or indirect, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries except as follows:

During fiscal year 2009, the President of the SunOpta Grains and Foods Group purchased $494,000 (2008 - $128,000; 2007 - $99,000) of agronomy products from the group at market rates and had a balance payable to the Company as at December 31, 2009 of $nil (2008 - $146,000). In addition, the President of the SunOpta Grains and Foods Group sold, through a family farming business, $134,000 (2008 - $476,000; 2007 - $341,000) of soybeans and corn to the SunOpta Grains and Foods Group at market rates.

Other senior level managers of the SunOpta Grains and Foods Group purchased $1,151,000 (2008 - $930,000; 2007 - $651,000) of agronomy products from the group during 2009 at market rates and had a balance receivable from the Company as at December 31, 2009 of $30,000 (2008 - $146,000). In addition, the other senior level managers of the SunOpta Grains and Foods Group sold $308,000 (2008 - $364,000; 2077 - $251,000) of soybeans and corn to the SunOpta Grains and Foods Group at market rates.

On February 1, 2007, Jeremy Kendall stepped down as the Chief Executive Officer of the Company and remained Chairman of the Board at a reduced level of compensation subject to a contract expiring on February 26, 2020. The contract provides for consulting fees of $75,000 per year plus a bonus, (amended to $200,000 until December 31, 2010) declining to $25,000 per year, to be paid on a sliding scale over time until February 26, 2020. Subsequent to the year 2012, Mr. Kendall is no longer required to provide services to the Company although payments will continue. In the event that Mr. Kendall passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his surviving spouse until February 26, 2020. Included in long-term liabilities of the Company is $343,000 related to this agreement.

The former President of the SunOpta Distribution Group (who was an employee until March 2009) sold $2,973,000 (2008 - $2,521,000; 2007 - $1,491,000) of organic product from his family farming operation, at market rates, to the SunOpta Distribution Group during 2009 and was owed $nil (2008 - $53,000) by the Company as at December 31, 2009. The amount payable has been recorded in accounts payable and accrued liabilities.

One of the directors appointed to the board of our majority owned subsidiary, Opta Minerals Inc., in May 2008 has a 26.5% interest in the principal and interest under a promissory note payable by Opta Minerals to the former shareholders of Magtech (a company acquired by Opta Minerals Inc. in 2006). The current principal amount of the promissory note is $1,500,000 (December 31, 2008 - $3,000,000) and provides for annual instalments of $1,500,000 plus interest at 5.6% .

REPORT OF THE AUDIT COMMITTEE

The Audit Committee discussed with the independent auditors, Deloitte & Touche LLP, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s financial reporting, internal control and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications With Audit Committees, No. 89, “Audit Adjustments” and No. 90 “Audit Committee Communications.”

The Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communications with the Audit Committee concerning independence. The Committee also has considered whether the provision by the auditors of non-audit professional services is compatible with maintaining the auditors’ independence.

The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets periodically with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting, and the Audit Committee has reviewed and discussed the audited financial statements with management.

In reliance on the reviews and the discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the SEC.

This report has been submitted by Victor Hepburn, Cyril Ing and Katrina Houde, all members of the Audit Committee.

The information contained in this Audit Committee report to the Board of Directors shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL TWO – APPOINTMENT AND REMUNERATION OF AUDITOR

Appointment of Auditors

The shareholders are being asked at the Meeting to pass a resolution reappointing Deloitte & Touche LLP (“Deloitte) as the independent registered public accounting firm and auditor for the Company and authorizing the directors to fix their remuneration for the fiscal year 2010. A representative of Deloitte will attend the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders in attendance.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR the appointment of Deloitte who became the Company’s independent auditors in 2008 and FOR authorizing the board of directors to fix their remuneration. In the event that shareholders do not vote to reappoint Deloitte, the Board of Directors will reconsider its selection.

This proposal will be approved if a quorum is present at the Meeting and the votes cast in favour of this proposal exceed the votes cast opposing this proposal. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, but will have no effect on the results of the vote. The proxies named on the form of Proxy will vote for or against this proposal or as an abstention, in accordance with the instructions specified on the forms of Proxy received. If no instructions are given, proxies will vote the shares represented by proxy for approval of the adoption of this proposal.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees paid or payable relating to the audit of the Company’s 2009 and 2008 consolidated financial statements and the fees billed for other services including:

	Deloitte	Deloitte	PwC
Fee Category	Fiscal 2009	Fiscal 2008	Fiscal 2008 (1)

Audit Fees	$1,898,000	$1,280,000	$705,000
Audit-Related Fees	-	-	198,000
Tax Fees	49,000	207,000	91,000
Other Fees	12,000	2,026,000	507,000

Total Fees	$1,959,000	$3,513,000	$1,501,000

(1)

PricewaterhouseCoopers LLP (“PwC”) resigned, effective as of November 10, 2008, as the Company’s independent registered public accounting firm, as reported in our Report on Form 8-K filed with the SEC on November 14, 2008. The fees set forth above do not include fees paid to PwC in 2009 for other services as they were not engaged as our auditor at anytime in fiscal 2009.

Fees Paid in 2009 and 2008

The following describes the services pursuant to which fees were billed to the Company by Deloitte or PwC or accrued by the Company for services rendered during the fiscal years 2009 and 2008:

Audit Fees: These amounts relate to the annual audit of the Company’s consolidated financial statements included in the Company’s Annual Reports on Form 10-K, annual audits of the effectiveness of the Company’s internal control over financial reporting, reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or its engagement for the indicated fiscal year, statutory audits of certain Company’s subsidiaries, and services relating to filings under the Exchange Act. The amounts noted above include out-of-pocket expenses.

Audit-Related Fees: These amounts relate to assistance on acquisitions or divestitures and other audit-related projects.

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning.

All Other Fees: The other fees paid to Deloitte in 2008 relate to work completed in July 2008, prior to the Company’s release of the Annual Report on Form 10K for the fiscal year ended December 31, 2007, and prior to their appointment as the Company’s independent registered public accounting firm in November 2008. The amount relates to services pursuant to the Audit Committee’s engagement of, in early 2008, independent counsel who then engaged Deloitte Financial Advisory Services LLP to help investigate and assess the Fruit Group berry operations accounting practices as well as provide support to the Company’s restated 2007 quarterly financial statements. The other fees paid to PwC in 2008 relate to SEC investigation of which a portion were reimbursed from our insurance provider in fiscal 2009.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has a policy for the pre-approval of audit and non-audit services that may be provided by the Company’s independent registered public accounting firm. The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte prior to the engagement with the exception that management is authorized to engage Deloitte in respect of services to the extent that (a) each individual engagement is not more than $50,000, and (b) the aggregate for all engagements does not exceed $100,000. These services are subsequently approved at the next scheduled Audit Committee meeting. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by Deloitte during the fiscal year ended December 31, 2009 were approved in accordance with this policy. These services have included audit services, audit-related services, tax services and all other fees as described above.

Financial Information Systems Design and Implementation Fees

No fees were billed by Deloitte to the Company for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation services).

PROPOSAL THREE –AMENDMENT AND RESTATEMENT OF TO THE COMPANY’S BY-LAW NO. 14

Proposed Amendments

The Company’s By-law No. 14 has not been amended since 1997. The Board of Directors has therefore approved an amendment and restatement of By-law No. 14 (the “Amended and Restated By-laws”) to bring them into conformity with changes to the Canada Business Corporation Act (the “Act”) and to adopt certain good corporate governance practices, as well as to update the By-laws for certain administrative items, including the Company’s name change in 2003. The amendments do not grant new or additional powers to the Board of Directors except those that are otherwise already permitted by law. A blacklined copy of the Amended and Restated By-laws reflecting the proposed changes to the currently effective By-law No. 14 is attached as Exhibit A to this Proxy Statement. The following summary describes the most significant amendments that have been proposed; however, we encourage you to read the blacklined copy of the Amended and Restated Bylaws to understand all of the proposed changes.

Amendments Related to the Act

  the Canadian residency requirements for directors of the Company have been reduce from a majority to 25% of the directors;

  a requirement has been included requiring that, for so long as the Company is a public corporation, its Board of Directors must consist of at least three directors;

  the quorum requirements for meetings of the directors have been conformed to current quorum requirements, including Canadian residency requirements;

  a provision has been included to accommodate attendance and voting at shareholder meetings by telephone and electronic means;

  amendments have been made to specify that the record date for the determination of shareholders entitled to notice of a meeting shall be not more than 60 days prior to the date of a meeting of shareholders;

  amendments have been made to reflect the fact that the Act no longer permits transferees of shares after a record date to vote at the meeting of shareholders to which the record date relates; and

  the maximum number of days for a record date to precede the date of payment of a dividend or the date of issue of any warrant or other evidence of the rights to subscribe for securities of the Company has been specified to be 60 days.

Amendments Related to the Adoption of Certain Corporate Governance Practices

  provisions have been adopted to facilitate the practise of “majority voting” for the election of directors whereby any director who receives more “withhold” votes than “for” votes will be deemed to have tendered his or her resignation as a director;

  the quorum requirements for meetings of the Board of Directors have been increased from two-fifths of the board to two-thirds;

  the second vote for the Chairman of the Board of Directors in case of equality of votes has been removed;

  a requirement that voting for the election of directors must be conducted by ballot has been adopted;

  management proxies must provide for the election of directors on an individual basis, as opposed to by way of election of a slate of nominees;

  the quorum requirements for meetings of shareholders have been amended to conform with applicable requirements of NASDAQ or any other stock exchange or quotation system on which the Company’s shares are listed or quoted for trading; and

  the provision outlining the fiduciary responsibilities of directors has been deleted as it might be construed as an attempt to minimize the directors’ responsibilities and fiduciary duties to the Company.

Shareholder Resolution

Pursuant to the Act, in order to remain effective, the Amended and Restated By-laws must be confirmed by the shareholders at the meeting of shareholders immediately following their adoption by the Board of Directors. Accordingly, at the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass (with or without variation) a resolution confirming the Amended and Restated By-Laws in substantially the following form:

“BE IT RESOLVED THAT an amendment and restatement of By-Law No. 14 of the Company, in substantially the form attached as Exhibit A to the Proxy Statement of the Company dated April 14, 2010, be and the same is hereby ratified, confirmed and approved.”

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR approval of the resolution to amend and restate the Company’s Bylaw No. 14.

This proposal will be approved if a quorum is present at the Meeting and a majority of the votes cast by shareholders at the Meeting vote FOR the amendment and restatement of the Company’s By-Law No. 14. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, and will have the effect of votes against the proposal. The proxies named on the form of Proxy will vote for or against this proposal or as an abstention, in accordance with the instructions specified on the forms of Proxy received. If no instructions are given, proxies will vote the shares represented by proxy FOR approval of this proposal.

PROPOSAL FOUR - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Shareholder Engagement Concerning Executive Compensation

The Board of Directors believes that the Company’s compensation policies and procedures are centered on a performance-based culture and are strongly aligned with the long-term interests of our shareholders. The Board of Directors understands that our shareholders have a meaningful interest in our executive compensation policies, and believes that shareholders should have the opportunity to fully understand the objectives, philosophy and principles the Board has used to make executive compensation decisions and to have an advisory vote on the Board’s approach to executive compensation. In light of this and as a matter of good corporate governance, the Compensation Committee of the Board of Directors has adopted a policy which is designed to provide the Company’s shareholders an opportunity to engage with the Board of Directors about matters concerning corporate governance and executive compensation.

Pursuant to this “Say on Pay” policy, the shareholders will be asked at the Meeting to cast an advisory vote on the Company’s executive compensation practices described in the “Executive Compensation” section of this Proxy Statement. The Say on Pay advisory vote is intended to ensure an appropriate level of director accountability to the shareholders of the Company for their compensation decisions by giving shareholders a formal opportunity to provide their views on the disclosed objectives of the executive compensation plans, and on the plans themselves, for the past, current and future fiscal years.

Shareholder Advisory Resolution

“BE IT RESOLVED THAT, on an advisory basis and not to diminish the role and responsibilities of the Board of Directors, that the shareholders accept the approach to executive compensation disclosed in the Company’s Proxy Statement delivered in advance of the 2010 Annual and Special Meeting of Shareholders.”

As this is an advisory vote, the results will not be binding upon the Board. The Board and the Compensation Committee will, however, consider the results and, as it considers appropriate, review the Company’s approach to executive compensation in the context of shareholders’ specific concerns, as well as in its regular engagement with shareholders on compensation and related matters. The Company will disclose the results of the shareholder advisory vote as a part of its report on vote results for the Meeting.

Recommendation of the Board of Directors; Vote Required

The Board of Directors recommends that the shareholders vote FOR approval of the resolution concerning the Company’s executive compensation practices.

Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting, and will have the effect of votes against the proposal. The proxies named on the form of Proxy will vote for or against this proposal or as an abstention, in accordance with the instructions specified on the forms of Proxy received. If no instructions are given, proxies will vote the shares represented by proxy FOR approval of this proposal.

OTHER MATTERS

Interest of Certain Persons in Matters to be Acted Upon

Except insofar as they may be shareholders of the Company or as otherwise disclosed in this Proxy Statement, no person who has been a director or officer of the Company at any time since the beginning of its last completed financial year, any proposed nominee for election as a director of the Company or any associate or affiliate of such persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

Shareholder Proposals and Communications

Pursuant to Exchange Act Rule 14a-8, for a shareholder to submit proposals for inclusion in the proxy statement and form of proxy for the Company's annual meeting of shareholders in 2011, the proposal must be received by the Company's no later than December 31, 2010. The proposal must be sent to the attention of the Company’s Corporate Secretary, and must comply with all relevant SEC requirements.

Shareholders may recommend a person as a nominee for director by writing to the Secretary of the Company. Recommendations must be received by November 1, 2010 in order for a candidate to be considered for election at the 2011 annual meeting of shareholders. Please see “Corporate Governance Committee (Nominations Committee)” in this Proxy Statement for information that each notice of nomination should contain.

Shareholders may communicate with the Board of Directors. Communications should be in writing and marked to the attention of the Board of Directors or any of its individual committees or the Chairman of the Board.

All communications referenced above should be delivered to the Company at is principal executive offices located at 2838 Bovaird Drive West, Brampton, Ontario, Canada L7A 0H2.

Incorporation by Reference

The rules of the SEC allow the Company to "incorporate by reference" certain information into this Proxy Statement, which means that the Company can disclose important information to you by referring you to another document the Company is providing to you. This proxy statement incorporates by reference: (1) Item 5 and the notes to the financial statements filed under Item 8, Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the SEC on March 11, 2010.

Available Information

The Company’s audited annual consolidated financial statements for the fiscal year ended December 31, 2009 and the report of our auditors thereon will be tabled at the Meeting.

We make available, free of charge through the “Investor Relations” portion of our website, the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the 1934 Act as soon as reasonably practicable after we electronically file such materials with, or furnish such materials to, the SEC. Reports of beneficial ownership filed pursuant to Section 16(a) of the 1934 Act are also available through our website. The SEC maintains a website that contains reports, proxy, and information statements and other information regarding issuers that file electronically with the SEC. The address of the SEC’s website is www.sec.gov.

We will provide, free of charge to beneficial owners of our common shares, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009 including financial statements and schedules thereto, as filed with the SEC and OSC. Written requests should be directed to Susan Wiekenkamp, Information Officer of the Company, 2838 Bovaird Drive West, Brampton, Ontario, Canada, L7A 0H2, or by fax at (905) 455-2529 or by e-mail at susan.wiekenkamp@sunopta.com.

Cost and Method of Solicitation

We will request fiduciaries, custodians, brokerage houses and similar parties to forward copies of proxy materials to beneficial owners of the common shares, and we will reimburse these parties for their reasonable and customary charges for expenses of distribution.

The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. In addition to the solicitation of proxies by the use of mail, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone, fax or e-mail. The Company does not expect to pay any additional compensation for the solicitation of proxies.

Dated this 14th day of April, 2010

By Order of the Board of Directors

\s\ Steven Bromley
Steven Bromley
President and Chief Executive Officer

Exhibit A to Proxy Statement

AMENDED AND RESTATED BY-LAW NO. 14

A By-law relating generally to the conduct of the affairs of

~~STAKE TECHNOLOGY LTD.~~

SUNOPTA INC.

(hereinafter called the “Company”)

BE IT ENACTED and it is hereby enacted as a by-law of the Company as follows:

INTERPRETATION

1.	~~1.~~ 	In this by-law, and all other by-laws of the Company, unless the context otherwise specifies or requires:

(a)	~~(a)~~ “Act” means the Canada Business Corporations Act, R.S.C. 1985, c. C-44 as from time to time amended and every statute that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Company to provisions of the Act shall be read as references to the substituted provisions therefor in the new statute or statutes;

(b)	~~(b)~~ “Regulations” means the Regulations made under the Act as from time to time amended and every regulation that may be substituted therefor and, in the case of such substitution, any references in the by-laws of the Company to provisions of the Regulations shall be read as references to the substituted provisions therefor in the new regulations;

(c)	~~(c)~~ “board” means the board of directors of the Company;

(d)	~~(d)~~ “articles” shall include articles of incorporation, articles of amendment and restated articles of incorporation and any other definition of “articles” contained in the Act from time to time;

(e)	~~(e)~~ “Resident Canadian” shall have the same meaning as contained in the Act;

(f)	~~(f)~~ “by-law” means any by-law of the Company from time to time in force and effect;

(g)	~~(g)~~ “distributing corporation” means a corporation as so defined in the Act;

(h)	~~(h)~~ “non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) or in any statute in any jurisdiction in which the Company carries on business;

(i)	~~(i)~~ all terms which are contained in the by-laws of the Company and which are defined in the Act or the Regulations shall have the meanings given to such terms in the Act or the Regulations; and

(j)	~~(j)~~ the singular shall include the plural and the plural shall include the singular; the masculine shall include the feminine; and the word “person” shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

SEAL

2.

 ~~2.~~           The corporate seal adopted for the Company shall be such as the board of directors may by resolution from time to time approve. An instrument or agreement executed on behalf of the Company by a director, an officer or an agent of the Company is not invalid merely because the corporate seal is not affixed thereto.

REGISTERED OFFICE

3.

 ~~3.~~           Until changed in accordance with the Act, the registered office of the Company shall be ~~in the Town of Halton Hills,~~ in the Province of Ontario and at such address therein as the board may from time to time by resolution determine.

DIRECTORS

4.

 ~~4.~~           Duties and Number. Subject to the Act, ~~the~~ directors shall manage the business and affairs of the Company. The board of directors shall consist of the number of directors set out in the articles of the Company or, if the number of directors has since been changed the number of directors in office at the date hereof or, where a minimum and a maximum number is provided for in the articles, such number of directors as shall be determined from time to time by resolution of the directors or shareholders. ~~A majority~~At least twenty-five percent of the directors (or one director if the Company has less than four directors) shall be ~~resident~~Resident Canadians ~~and, since~~. If the Company is a distributing corporation ~~as defined in the Act~~and any of its outstanding securities are held by more than one person, the Company shall have at least three directors, at least two of ~~the directors shall~~whom are not ~~be~~ officers or employees of the Company or ~~of any affiliate of the Company~~its affiliates.

5.

 ~~5.~~           Term of Office. A director’s term of office (subject to the provisions, if any, of the articles of the Company and to the provisions of the Act) shall be from the date on which he is elected or appointed until the close of annual meeting next following.

6.

 ~~6.~~           Vacation of Office. The office of a director shall ipso facto be vacated: (a) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (b) if he is found to be a mentally incompetent person or of unsound mind; or (c) subject to the provisions of the Act, if by notice in writing to the Company he resigns his office. Any such resignation shall be effective at the time it is received by the Company or at the time specified in the notice, whichever is later.

Subject to subsections 111(1) and 111(3) of the Act and to the Company’s articles, where a vacancy occurs and a quorum of directors remains in office, whether or not a majority thereof are resident Canadians, a quorum of directors may appoint a qualified person to hold office for the unexpired term of his predecessor.

7.

 ~~7.~~            Election and Removal. Directors shall be elected ~~by the shareholders on a show of hands unless a ballot is demanded in which case such election shall be~~ by ballot. The whole board shall retire at the annual meeting at which the yearly election of directors is to take place but, if qualified, any retiring director shall be eligible for re-election; provided always that the shareholders of the Company may, by ordinary resolution passed at a special meeting of shareholders called for that purpose, remove any director or directors from office and a vacancy created by the removal of a director may be filled at the same meeting of the shareholders at which the director is removed or, if not so filled, in the manner provided in paragraph ~~seven~~six of this by-law.

The Company shall adopt a policy regarding the election of directors whereby a director who receives more “withhold” than “for” votes will be deemed to have tendered his or her resignation as a director of the Company.

MEETING OF DIRECTORS

8.

 ~~8.~~            Place of Meeting. Meetings of the board of directors and a committee of directors, if any, may be held at any place.

9.

 ~~9.~~            Notice. A meeting of directors may be convened by the board of directors, the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President if he is a director, a Vice-President who is a director, the Secretary if he is a director or any two directors at any time and the Secretary, when directed or authorized by any of such officers or any two directors, shall convene a meeting of directors. Subject to Subsection 114(5) of the Act the notice of any such meeting need not specify the purpose of or the business to be transacted at the meeting. Notice of any such meeting shall be served in the manner specified in paragraph 81 of this by-law not less than two days (exclusive of the day on which the notice is delivered or sent but inclusive of the day for which notice is given) before the meeting is to take place; provided always that a director may in any manner and at any time waive notice of a meeting of directors and the attendance of a director at a meeting of directors shall constitute a waiver of notice of the meeting and a formal written waiver need not be signed except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. Any waiver of notice shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meeting of the board and of committees of the board held while a director holds office.

For the first meeting of the board of directors to be held immediately following the election of directors by the shareholders or for a meeting of the board of directors at which a director is appointed to fill a vacancy in the board, no notice to the newly elected or appointed director or directors of such meeting shall be necessary in order to legally constitute the meeting, provided that a quorum of the directors is present.

10.

10. Quorum. ~~Two-fifths~~At least two-thirds of the ~~board~~number of directors of the Company then in office shall ~~form~~constitute a quorum for the transaction of business ~~and, notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of directors. No~~; however, if there are fewer than three directors, all directors must be present to constitute a quorum. Subject to subsections 111(1), 114(4) and 117(1) of the Act, no business shall be transacted by the directors except at a meeting of directors ~~unless~~at which a quorum ~~of the board~~ is present and ~~a majority of~~at which at least twenty-five percent of the directors present are ~~resident Canadians~~Resident Canadians or, if there are fewer than four directors, at least one of the directors present is a Resident Canadian.

If all of the directors of the Company present at or participating in the meeting consent, a meeting of directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such meeting by such means is deemed for the purpose of the Act to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

11.

 ~~11.~~             Voting. Questions arising at any meeting of the board of directors shall be decided by a majority of votes. In case of an equality of votes the chairman of the meeting ~~in addition to his original vote~~ shall not have a second or casting vote.

12.

 ~~12.~~             Resolution in lieu of meeting. Notwithstanding any of the foregoing provisions of this by-law, any bylaw or resolution in writing signed by all the directors entitled to vote on that by-law or resolution at a meeting of the directors or a committee of directors, if any, is as valid as if it had been passed at a meeting of the directors or the committee of directors, if any.

13.

 ~~13.~~             Regular Meetings. The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

14.

 ~~14.~~             Adjourned Meeting. Any meeting of directors or of any committee of directors may be adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place. Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

REMUNERATION OF DIRECTORS

15.

 ~~15.~~            The remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Company who is also a member of the board of directors. The directors may also award special remuneration to any director undertaking any special services on the Company’s behalf other than the routine work ordinarily required of a director by the Company and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Company. Nothing herein contained shall preclude any director from serving the Company in any other capacity and receiving remuneration therefor.

SUBMISSION OF CONTRACTS OR TRANSACTIONS
TO SHAREHOLDERS FOR APPROVAL

16.

 ~~16.~~            The board of directors in its discretion may submit any contract, act or transaction for approval, confirmation or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and, subject to the provisions of Section 120 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Company’s articles or any other bylaw) shall be as valid and as binding upon the Company and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Company.

CONFLICT OF INTEREST

17.

 ~~17.~~             A director or officer who is a party to, or who is a director or officer or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Company shall disclose in writing to the Company or request to have entered in the minutes of the meetings of the directors the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or transaction or proposed contract or transaction shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Company’s business would not require approval by the board or shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as permitted by the Act. Subject to the provisions of Section 120 of the Act the contract or transaction is not void or voidable if made prior to the board or shareholder approval.

FOR THE PROECTION OF DIRECTORS AND OFFICERS

18.

 ~~18.~~             In supplement of and not by way of limitation upon any rights conferred upon directors by Section 120 of the Act, it is declared that no director shall be disqualified by his office from, or vacate his office by reason of, holding any office or place of profit under the Company or under any body corporate in which the Company shall be a shareholder or by reason of being otherwise in any way directly or indirectly interested or contracting with the Company either as vendor, purchaser or otherwise or being concerned in any contract or arrangements made or proposed to be entered into with the Company in which he is in any way directly or indirectly interested either as vendor, purchaser or otherwise nor shall any director be liable to account to the Company or any of its shareholders or creditors for any profit arising from any such office or place of profit; and, subject to the provisions of Section 120 of the Act, no contract or arrangement entered into by or on behalf of the Company in which any director shall be in any way directly or indirectly interested shall be avoided or voidable and no director shall be liable to account to the Company or any of its shareholders or creditors for any profit realized by or from any such contract or arrangement by reason of any fiduciary relationship. Notwithstanding the provisions of the Act, every director and officer shall declare any material interest in respect of a material transaction, material contract, proposed material contract or proposed material transaction with the Company or an affiliate of the Company in which such director or officer is in any way directly or indirectly interested and any director shall refrain from voting in respect of such contract, proposed contract or transaction.

19.

 ~~19.~~             Except as otherwise provided in the Act, no director or officer for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act of conformity or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by the Company or for or on behalf of the Company or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortuous act of any person, firm or corporation including any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Company or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his failure to exercise the powers and to discharge the duties of his office honestly and in good faith with a view to the best interests of the Company and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The directors for the time being of the Company shall not be under any duty or responsibility in respect of any contract, act or transaction whether or not made, done or entered into in the name or on behalf of the Company, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the Company shall be employed by or shall perform services for the Company otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a company which is employed by or performs services for the Company, the fact of his being a director or officer of the Company shall not disentitle such director or officer or such firm or company, as the case may be, from receiving proper remuneration for such services.

INDEMNITIES TO DIRECTORS AND OFFICERS

20.

 ~~20.~~             Subject to Section 124 of the Act, every director and officer of the Company and his heirs, executors, administrators and other legal personal representatives shall from time to time be indemnified and saved harmless by the Company from and against:

(a)

~~(a)~~             any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and

(b)	~~(b)~~ all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Company.

The Company shall also indemnify such person in such other circumstances as the Act permits or requires.

INSURANCE

21.

 ~~21.~~             The Company may purchase and maintain insurance for the benefit of any person referred to in paragraph 20 of this by-law against such liabilities and in such amounts as the board may from time to time determine and are permitted by the Act.

OFFICERS

22.

 ~~22.~~             Appointment. The board of directors shall annually or oftener as may be required appoint a President and a Secretary and, if deemed advisable, may annually or oftener as may be required appoint a Chairman of the Board, a Vice-Chairman of the Board, a Managing Director, ~~a President,~~ one or more Vice-Presidents, a Treasurer, one or more Assistant Secretaries and/or one or more Assistant Treasurers. A director may be appointed to any office of the Company but none of the officers except the Chairman of the Board, the Vice-Chairman of the Board and the Managing Director need be a member of the board of directors. Two or more of the aforesaid officers may be held by the same person. In case and whenever the same person holds the offices of Secretary and Treasurer he may but need not be known as the Secretary-Treasurer. The board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be prescribed by the board of directors.

23.

 ~~23.~~             Remuneration and Removal. The remuneration of the President & CEO and all of his or her direct reports shall be determined from time to time by resolution of the board of directors. The fact that any officer or employee is a director or shareholder of the Company shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the board of directors at any time, with or without case.

24.

 ~~24.~~             Powers and Duties. All officers shall sign such contracts, documents or instruments in writing as require their respective signatures and shall respectively have and perform all powers and duties incident to their respective offices and such other powers and duties respectively as may from time to time be assigned to them by the board.

25.

 ~~25.~~             Duties may be delegated. In the case of the absence or inability to act of any officer of the Company except the Managing Director or for any other reason that the board of directors may deem sufficient the board of directors may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

26.

 ~~26.~~             Chairman of the Board. The Chairman of the Board, if any, shall, when present, preside at all meetings of the board of directors, the committee of directors, if any, and the shareholders.

27.

 ~~27.~~             Vice-Chairman of the Board. If the Chairman of the Board is absent or is unable or refuses to act, the Vice-Chairman of the Board, if any, shall, when present, preside at all meetings of the board of directors, the committee of directors, if any, and the shareholders.

28.

 ~~28.~~             President. The President shall be the chief executive officer of the Company unless otherwise determined by resolution of the board of directors. The President shall be vested with and may exercise all the powers and shall perform all the duties of the Chairman of the Board and/or Vice-Chairman of the Board if none be appointed or if the Chairman of the Board and the Vice-Chairman of the Board are absent or are unable or refuse to act; provided, however, that unless he is a director he shall not preside as chairman at any meeting of directors or of any committee of directors, if any, or, subject to paragraph 54 of this by-law, at any meeting of shareholders.

29.

 ~~29.~~             Vice-President. The Vice-President of, if more than one, the Vice-Presidents, in order of seniority, shall be vested with all the powers and shall perform all the duties of the President in the absence of or inability or refusal to act of the President; provided, however, that a vice-President who is not a director shall not preside as chairman at any meeting of directors or of the committee of directors, if any, or, subject to paragraph 54 of this by-law, at any meeting of shareholders.

30.

 ~~30.~~             Secretary. The Secretary shall give or cause to be given notices for all meetings of the board of directors, a committee of directors, if any, and the shareholders when directed to do so and shall have charge of the minute books of the Company and, subject to the provisions of paragraph 65 of this by-law, of the records (other than accounting records) referred to in Section 20 of the Act.

31.

 ~~31.~~             Treasurer. Subject to the provisions of any resolution of the board of directors, the Treasurer shall have the care and custody of all the funds and securities of the Company and shall deposit the same in the name of the Company in such bank or banks or with such other depositary or depositaries as the board of directors may direct. He shall keep or cause to be kept the accounting records referred to in Section 20 of the Act. He may be required to give such bond for the faithful performance of his duties as the board of directors in its uncontrolled discretion may require but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Company to receive any indemnity thereby provided.

32.

 ~~32.~~             Assistant Secretary and Assistant Treasurer. The Assistant Secretary or, if more than one, the Assistant Secretaries in order of seniority, and the Assistant Treasurer or, if more than one, the Assistant Treasurers in order of seniority, shall respectively perform all the duties of the Secretary and the Treasurer, respectively, in the absence or inability or refusal to act of the Secretary or the Treasurer, as the case may be.

33.

 ~~33.~~             Managing Director. The Managing Director shall be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the board of directors in accordance with the provisions of Section 115 of the Act.

34.

 ~~34.~~             General Manager or Manager. The board of directors may from time to time appoint one or more General managers or Managers and may delegate to him or them full power to manage and direct the business and affairs of the Company (except such matters and duties as by law must be transacted or performed by the board of directors and/or by the shareholders) and to employ and discharge agents and employees of the Company or may delegate to him or them any lesser authority. A General Manager or Manager shall conform to all lawful orders given to him by the board of directors of the Company and shall at all reasonable times give to the directors or any of them all information they may require regarding the affairs of the Company. Any agent or employee appointed by a General Manager or Manager shall be subject to discharge by the board of directors.

35.

 ~~35.~~             Agents and Attorneys. The board shall have power from time to time to appoint agents or attorneys for the Company in or outside Canada with such powers of management or otherwise (including the powers to subdelegate) as may be thought fit.

36.

 ~~36.~~             Fidelity Bonds. The board may require such officers, employees and agents of the Company as the board deemed advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine but no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Company to receive any indemnity thereby provided.

37.

 ~~37.~~             Vacancies. If the office of any officer of the Company shall be or become vacant by reason of death, resignation, disqualification or otherwise, the directors by resolution shall, in the case of the President or the Secretary, and may, in the case of any other office, appoint a person to fill such vacancy.

BORROWING AND SECURITIES

38.

 ~~38.~~             Borrowing Power. Without limiting the borrowing powers of the Company as set forth in the Act, the board may, without authorization of the shareholders, from time to time:

(a)	~~(a)~~  borrow money upon the credit of the Company;

(b)	~~(b)~~  issue, reissue, sell or pledge evidences of debt obligations or guarantees of the Company, whether secured or unsecured;

(c)	~~(c)~~  subject to the Act, give a guarantee on behalf of the Company to secure performance of an obligation of any person; and

(d)

~~(d)~~             charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, tangible or intangible property of the Company, including book debts, rights, powers, franchises and undertaking, to secure any obligation of the Company.

Nothing in this section limits or restricts the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

39.

 ~~39.~~             Delegation. The board may from time to time by resolution delegate to such one or more of the directors and officers of the Company as may be designated by the board all or any of the powers conferred on the board by paragraph 4 of this by-law or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

COMMITTEES

40.

 ~~40.~~             Committee of Directors. The board may appoint a committee of directors, however, designated, and delegate to such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of directors has no authority to exercise. ~~A majority of the members of such committee shall be resident Canadians.~~

41.

 ~~41.~~             Transaction of Business. The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place.

42.

 ~~42.~~             Audit Committee. Since the Company is a distributing corporation the board shall elect annually from among its number an audit committee to be composed of not fewer than three directors of whom a majority shall not be officers or employees of the Company or its affiliates and at least one will have financial expertise. The audit committee shall have the duties and powers provided in the Act.

43.

 ~~43.~~             Advisory Committees. The board may from time to time appoint such other committees as it may deem advisable, but the functions of any such other committees shall be advisory only.

44.

 ~~44.~~             Procedure. Unless otherwise determined by the board, each committee shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

SHAREHOLDERS’ MEETINGS

45.

 ~~45.~~             Annual Meeting. Subject to the provisions of Section 133 of the Act, the annual meeting of the shareholders shall be held on such day in each year and at such time as the directors may by resolution determine and subject to Section 132 of the Act, the articles and any unanimous shareholder agreement shall be held at any place in or outside Canada as the directors determine or, in the absence of such determination, at the place where the registered office of the Company is located.

Subject to the Act, any person entitled to attend a meeting of shareholders may participate in the meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, if the Company makes available such a communication facility. A person participating in a meeting by such means is deemed for all purposes of the Act and the by-laws to be present at the meeting. Subject to the Act, if the directors or the shareholders of the Company call a meeting of shareholders pursuant to the Act, those directors or shareholders, as the case may be, may determine that the meeting shall be held entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate simultaneously and instantaneously with each other during the meeting. Subject to the Act, any vote at a meeting of shareholders may be held entirely by means of a telephonic, electronic or other communication facility, if the Company makes available such a communication facility, and any person participating in a meeting of shareholders by means of such facility and entitled to vote at that meeting may vote by means of such facility, provided that any such facility made available by the Company shall enable the votes to be gathered in a manner that permits their subsequent verification and permit the tallied votes to be presented to the Company without it being possible for the Company to identify how each shareholder or group of shareholders voted.

46.

 ~~46.~~             Special Meetings. Special meetings of the shareholders may be convened by order of the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President if he is a director, a Vice-President who is a director, the Secretary if he is a director or by the board of directors at any date and time and subject to the articles, Section 132 of the Act and any unanimous shareholder agreement shall be held at any place in or outside Canada as the directors may determine or, in the absence of such determination, at the place where the registered office of the Company is located.

47.

 ~~47.~~             Notice. A printed, written or typewritten notice stating the day, hour and place of meeting shall be given by serving such notice on each shareholder entitled to vote at such meeting, on each director and on the auditor of the Company in the manner specified in paragraph 81 of this by-law, not less than twenty-one days but not more than fifty days (in each case exclusive of the day on which the notice is delivered or sent and of the day for which notice is given) before the date of the meeting. Notice of a meeting at which special business is to be transacted shall state or be accompanied by a statement of (a) the nature of that business in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and (b) the text of any special resolution or by-law to be submitted to the meeting.

48.

 ~~48,~~             Waiver of Notice. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of a meeting of shareholders and attendance of any such person at a meeting of shareholders shall constitute a waiver of notice of the meeting and a formal written waiver need not be signed except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

49.

 ~~49.~~             Omission of Notice. The accidental omission to give notice of any meeting or any irregularity in the notice of any meeting or the non-receipt of any notice by any shareholder or shareholders, director or directors or the auditor of the Company shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

50.

 ~~50.~~             Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and the auditor of the Company and others who, although not entitled to vote are entitled or required under any provisions of the Act or the articles or the by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

51.

 ~~51.~~             List of Shareholders Entitled to Notice. For every meeting of shareholders, the Company shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record ate for the meeting is fixed pursuant to paragraph 52 of this by-law, the shareholders listed shall be those registered at the close of business on such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day of which the meeting is held. The list shall be available for examination by any shareholders during normal business hours at the registered office of the Company or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

52.

 ~~52.~~             Record Date for Notice. The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than ~~50~~60 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven days before such record date by newspaper advertisement in the manner provided in the Act and, if any shares of the Company are listed for trading on a stock exchange in Canada, by written notice to each such stock exchange. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, the day on which the meeting is held.

53.

 ~~53.~~             Meetings Without Notice. A meeting of shareholders may be held without notice at any time and place permitted by the Act if (a) all the shareholders entitled to vote thereat are present in person or represented by proxy waive notice of or otherwise consent to such meeting being held, and (b) the auditor and the directors are present or waive notice of or otherwise consent to such meeting being held, so long as such shareholders, auditor or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Company at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

54.

 ~~54.~~             Votes. ~~Every~~Subject to paragraph 7 of this by-law, and at the discretion of the Chairman any question submitted to any meeting of shareholders shall be decided in the first instance by a show of hands unless a person entitled to vote at the meeting has demanded a ballot and in the case of an equality of votes the chairman of the meeting shall both on a show of hands and on a ballot have a second or casting vote in addition to the vote or votes to which he may be otherwise entitled.

At any meeting unless a ballot is demanded a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

In the event the Chairman of the Board and the Vice-Chairman of the Board are absent and the President is absent or is not a director and there is no Vice-President present who is a director, the persons who are present and entitled to vote shall choose another director as chairman of the meeting and if no director is present or if all the directors present decline to take the chair then the persons who are present and entitled to vote shall choose one of their number to be chairman.

A ballot may be demanded either before or after any vote by show of hands by any person entitled to vote at the meeting. If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment it shall be taken forthwith without adjournment. If at any meeting a ballot is demanded on any other question or as to the election of directors, the vote shall be taken by ballot in such manner and either at once, later in the meeting or after adjournment as the chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

Where two or more persons hold the same share or shares jointly one of those holders present at a meeting of shareholders may, in the absence of the other or others, vote the share or shares but if two or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the share or shares jointly held by them.

55.

Right to Vote. Subject to the provisions of the Act as to authorized representatives of any body corporate or association, at any meeting of shareholders for which the Company has prepared the list referred to in paragraph 51 of this by-law, every person who is named in such list shall be entitled to vote the shares shown opposite his name ~~except to the extent that, where the Company has fixed a record date in respect of such meeting pursuant to paragraph 52 of this by-law, such person has transferred any of his shares after such record date and the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list. In any such case the transferee shall be entitled to vote the transferred shares at the meeting~~. At any meeting of shareholders for which the Company has not prepared the list referred to in paragraph 51 of this by-law, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

56.

Proxies. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or an attorney authorized in writing who may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his attorney authorized in writing and shall conform with the requirements of the Act. If the Company is a distributing corporation a proxy appointing a proxyholder ceases to be valid one year from its date.

For the election of directors, the form of proxy shall permit shareholders to specify how their shares are to be voted in respect of each nominee director, as opposed to a slate of nominee directors.

57.

Time for Deposit of Proxies. The board may by resolution specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of any part of a non-business day, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Company or an agent thereof specified in such notice or, if no such time is specified in such notice, only if it has been received by the Secretary of the Company or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex or in writing before the meeting or adjourned meeting to the Company or any agent of the Company for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex or written communication as to the authority of any person, claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Company, and any votes given in accordance with such telegraphic or cable or telex or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

58.

Adjournment. The chairman of any meeting may with the consent of the meeting adjourn the same from time to time to a fixed time and place and no notice of such adjournment need be given to the shareholders unless the meeting is adjourned by one or more adjournments for an aggregate of thirty days or more in which case subject to subsection 135(4) of the Act notice of the adjourned meeting shall be given as for an original meeting. Any business may be brought before or dealt with at any adjourned meeting for which no notice is required which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

59.

Quorum. Subject to any additional requirements of any stock exchange or quotation system on which the shares of the Company are then listed or quoted for trading, all of the shareholders or two shareholders, whichever number be the lesser, personally present or represented by proxy, shall constitute a quorum of any meeting of any class of shareholders. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the time appointed for a meeting of shareholders or within such reasonable time thereafter as the shareholders present may determine, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 58 of this by-law with regard to notice shall apply to such adjournment.

60.

Resolution in lieu of meeting. Notwithstanding any of the foregoing provisions of this by-law a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of the shareholders is, subject to Section 142 of the Act, as valid as if it had been passed at a meeting of the shareholders.

SHARES

61.

Allotment and Issuance. Subject to the provisions of Section 25 of the Act and any unanimous shareholder agreement, shares in the capital of the Company may be allotted and issued by resolution of the board of directors at such time and on such terms and conditions and to such persons or class or classes of persons as the board of directors determines provided that no share shall be issued until it is fully paid as provided by the Act.

62.

Certificates. Share certificates and the form of stock transfer power on the reverse side thereof shall (subject to Section 49 of the Act) be in such form as the board of directors may by resolution approve and such certificates shall be manually signed by the Chairman of the Board or the Vice-Chairman of the Board or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing and need not be under corporate seal.

The signature of the Chairman of the Board,, the Vice-Chairman of the Board, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for the shares of the Company. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they had been signed manually. Where the Company has a appointed a registrar, transfer agent or branch transfer agent or other authenticating agent for the shares (or for the shares of any class or classes) of the Company the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (or the shares of any class or classes in respect of which any such appointment has been made) of the Company and when manually countersigned by or on behalf of a registrar, transfer agent or branch transfer agent or other authenticating agent such certificates so signed shall be as valid to all intents and purposes as if they had been manually signed by the aforesaid officers. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Company and shall be as valid as if he were an officer at the date of its issue.

63.

Commissions. The board may from time to time authorize the Company to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Company, whether from the Company or from any other person, or procuring or agreeing to procure purchasers for any such shares.

TRANSER OF SECURITIES

64.

Registration of Transfers. Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board. Certificates representing shares to be transferred shall be surrendered and cancelled.

65.

Transfer Agent and Registrar. The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Company in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Company for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Company, all share certificates issued by the Company in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Company shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any. One person may be designated both registrar and transfer agent.

66.

Securities Registers. The securities register and the register of transfers of the Company shall be kept at the registered office of the Company or at such other office or place in Ontario as may from time to time be designated by resolution of the board of directors and a branch register or registers of transfers may be kept at such office or offices of the Company or other place or places, either within or outside Ontario, as may from time to time be designated by resolution of the directors.

67.

Surrender of Certificates. No transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

68.

Non-recognition of Trusts. Subject to the provisions provided by the Act, the Company may treat as absolute owner of any share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Company’s records or on the share certificate.

69.

Shareholder indebted to the Company. Subject to subsection 49(8) of the Act, if the articles of the Company provide that the Company has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Company, then by way of enforcement of such lien the directors may refuse to permit the registration of a transfer of such share, and the directors of the Company may apply any dividends or other distributions paid or payable on or in respect of the share or shares in respect of which the Company has such a lien in repayment of the debt of the shareholder to the Company.

70.

Replacement of Share Certificates. The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

71.

Joint Shareholders. It two or more persons are registered as joint holders of any share, the Company shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to ne of such person shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such shares.

72.

Deceased Shareholders. In the event of the death of a holder, or of one of the joint holders, of any share , the Company shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Company and its transfer agent.

73.

The directors may from time to time by resolution declare and the Company may pay dividends on the issued and outstanding shares in the capital of the Company subject to the provisions (if any) of the articles of the Company.

74.

Dividend Cheques. A dividend payable in cash shall be paid by cheque drawn on the Company’s bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Company is required to and does withhold.

75.

Non-receipt of Cheques. In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Company shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title s the board may from time to time prescribe, whether generally or in any particular case.

76.

Record Date for Dividends and Rights. The board may fix in advance a date, preceding by not more than ~~50~~60 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Company, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before such record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Company shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

77.

Unclaimed Dividends. Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Company.

VOTING SHARES AND SECURITIES IN OTHER COMPANIES

78.

All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Company may be voted at any and all meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the board or directors of the Company shall from time to time determine. The proper signing officers of the Company may also form time to time execute and deliver for and on behalf of the Company proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the board of directors.

INFORMATION AVAILABLE TO SHAREHOLDERS

79.

Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Company's business which in the opinion of the directors it would be inexpedient in the interests of the Company to communicate to the public.

80.

The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Company or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Company except as conferred by statute or authorized by the board of directors or by a resolution of the shareholders.

NOTICES

81.

Service. Any notice or other document required by the Act, the Regulations, the articles or the by-laws to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by prepaid transmitted or recorded communication to any such shareholder at his latest address as shown in the records of the Company or its transfer agent and to any such director at his latest address as shown in the records of the Company or the most recent notice filed under the Act, whichever is the most current and to the auditor at his business address. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Company in writing of his new address. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box and shall be deemed to have been received on the fifth day after so depositing; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The Secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

82.

Shares registered in more than one name. All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Company and any notice or other document so given shall be sufficiently given to all the holders of such shares.

83.

Persons becoming entitled by operation of law. Subject to Section 51 of the Act every person who by operation of law, transfer or any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which, previous to his name and address being entered in the records of the Company, shall be duly given to the person or persons from whom he derives his title to such share or shares.

84.

Deceased Shareholders. Subject to Section 51 of the Act any notice or other document delivered or sent by post, prepaid transmitted, recorded communication or left at the address of any shareholder as the same appears in the records of the Company shall, notwithstanding that such shareholder be then deceased, and whether or not the Company has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Company as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

85.

Signature to notices. The signature of any director or officer of the Company to any notice or document to be given by the Company may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

86.

Proof of Service. A certificate of the Chairman of the Board (if any), the President, a Vice-President, the Secretary or the Treasurer or of any other officer of the Company in office at the time of the making of the certificate or of a transfer officer or any transfer agent or branch transfer agent of shares of any class of the Company as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Company as the case may be.

87.

Computation of Time. Subject paragraph 9 of this by-law, in computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event both the date of giving the notice and the date of the meeting or other event shall be excluded.

88.

Omissions and Errors. The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise found thereon.

89.

Waiver of Notice. Any shareholder (or his duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or of a committee of the board which may be given in any manner.

EXECUTION OF INSTRUMENTS

90.

Contracts, documents or instruments in writing requiring the signature of the Company may be signed by:

(a)

the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President or a Vice-President and the Secretary or the Treasurer, or

(b)

any two directors;

and all contracts, documents and instruments in writing so signed shall be binding upon the Company without any further authorization or formality. The board of directors shall have power from time to time by resolution to appoint any officer or officers, or any person or persons, on behalf of the Company either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

The corporate seal of the Company, if any, may be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors but any such contract, document or instrument is not invalid merely because the corporate seal, if any, is not affixed thereto.

The term “contracts, documents or instruments in writing’ as used in this by-law shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

In particular without limiting the generality of the foregoing:

the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President or a Vice-President and the Secretary or the Treasurer, or

any two directors

shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Company and to sign and execute (under the seal of the Company or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities.

All cheques, drafts, or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers, director or directors or other person or persons, whether or not officers or directors of the Company, and in such manner as the board may from time to time designate by resolution.

The signature or signatures of the Chairman of the Board, the Vice-Chairman of the Board, the Managing Director, the President, a Vice-President, the Secretary, the Treasurer, an Assistant Secretary or an Assistant Treasurer or any director of the Company and/or of any other officer of officers, person or persons, appointed as aforesaid by resolution of the board of directors may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed or otherwise mechanically reproduced upon any contracts, documents or instruments in writing or bonds, debentures or other securities of the Company executed or issued by or on behalf of the Company and all contracts, documents or instruments in writing or bonds, debentures or other securities of the Company on which the signature or signatures of any of the foregoing officers of persons authorized as aforesaid shall be so reproduced pursuant to special authorization by resolution of the directors shall be deemed to have been manually signed by such officers or persons whose signature or signatures is or are so reproduced and shall be as valid to all intents and purposes as if they have been signed manually and notwithstanding that the officers or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or bonds, debentures or other securities of the Company.

FINANCIAL YEAR

91.

The financial year of the Company shall terminate on such date in each year as the directors may from time to time by resolution determine.

COUNTERPARTS

92.

Any Resolution of the Board of Directors or of the shareholders of the Company permitted to be signed in writing may be signed in one or more counterparts and each of such counterpart shall be taken together and constitute a single document.

~~CORPORATE OPPORTUNITIES~~

93.

 ~~For the purpose of this section the following terms shall have the following meanings:~~

~~(a)~~

 ~~“Fiduciary” shall mean any director, officer or employee of the Company owing a fiduciary duty to the Company;~~

~~(b)~~

 ~~“Corporate opportunity(ies)” means those opportunities presented to a fiduciary in his capacity as a person associated with the Corporation; that is to say, if not for his position in the Company he would have not have received the opportunity;~~

~~(c)~~

 ~~“Personal opportunity(ies)” means all opportunities other than corporate opportunities.~~

~~A fiduciary is allowed to retain those opportunities presented to him as personal opportunities and to allocate such personal opportunities at his own discretion. No obligation shall exist on the part of a fiduciary to disclose to the Company, its Board of Directors or its shareholders of any personal opportunities presented to him. Should a corporate opportunity come to the knowledge of a fiduciary and at a meeting of the Board of Directors the directors of the Company have an opportunity in relation to the Company’s own present state of development and/or finances and such fiduciary declares his interest in the said corporate opportunity and if entitled to vote refrains from voting at the said meeting and the Board of Directors on behalf of the Company determines it shall participate but to such an extent that the corporate opportunity is not fully taken up, then the fiduciary will be permitted in such circumstances to treat the said corporate opportunity as a person opportunity to the extent the Company either rejects the opportunity or participates therein to less than the full extent available.~~

REPEAL

93.

 ~~94.~~            All previous by-laws of the Company are repealed as of the coming into force of this by-law provided that such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privileges, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or board of directors with continuing effect passed under repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law or until amended or repealed.

~~ENACTED~~AMENDED AND RESTATED this ~~17th~~• day of ~~June~~•, ~~1997.~~2010.

WITNESS the corporate seal of the Company.

C.S.
President		Secretary

Document comparison by Workshare Professional on November-24-09 12:46:33 PM
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Document 1 ID	file://S:/Clients/Clients S - Z/SunOpta Inc/204873 - General/Documents/Proposed By-law Amendments/SunOpta By-law (Current).doc
Description	SunOpta By-law (Current)
Document 2 ID	file://S:/Clients/Clients S - Z/SunOpta Inc/204873 - General/Documents/Proposed By-law Amendments/SunOpta By-law 14 (Proposed Revisions)v.2.doc
Description	SunOpta By-law 14 (Proposed Revisions)v.2
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2838 Bovaird Drive W.
Brampton, ON Canada L7A 0H2
T: (905) 455 1990
F: (905) 455 2529
www.sunopta.com

April 29, 2010

CERTIFICATE OF MAILING

TO WHOM IT MAY CONCERN:

This is to verify that on or about April 29, 2010 the materials for the Annual and Special Meeting of Shareholders of SunOpta Inc. to be held at 4 p.m. on May 27, 2010 were sent to every shareholder of record on April 29, 2010 and to all the Directors of the Company.

Yours truly,
/s/Eric Davis

Eric Davis
Vice President,
Chief Financial Officer

1 OF 2
P12345 E 271000
G: 123456 O:4B
S: 020 R:3 M:1

34

SunOpta
A healthy products company

FORM OF PROXY

SUNOPTA INC. ("THE COMPANY")

MEETING TYPE:	ANNUAL AND SPECIAL MEETING		
MEETING DATE:	THURSDAY, MAY 27, 2010 AT 4:00 PM EDT		
RECORD DATE:	APRIL 7, 2010		
CONTROL NO:	**999999999999**	CUID:	01234 C73
ACCOUNT NO:	0123456789		
PROXY DEPOSIT DATE:	MAY 25, 2010	CUSIP:	X00390100

WE NEED TO RECEIVE YOUR VOTING INSTRUCTIONS AT LEAST ONE BUSINESS DAY BEFORE THE PROXY DEPOSIT DATE.

R4

VOTE BY INTERNET:	**GO TO: *WWW.PROXYVOTE.COM*** Your 12-digit control number is located above.
VOTE BY TELEPHONE:	You may enter your voting instructions by telephone at: **English: 1-800-474-7493** or **French: 1-800-474-7501** Your 12-digit control number is located above.
VOTE BY MAIL:	This form of proxy may be returned by mail in the envelope provided.
VOTE BY FACSIMILE:	905-507-7793 or 514-281-8911.

SunOpta
A healthy products company

Data Tabulation
P.O. Box 2800, Stn LCD Malton
Mississauga, ON L5T 2T7

JOHN SAMPLE
123 ANY STREET
ANY CITY, PRO A1A 1A1

APPOINTEE(S) JEREMY N. KENDALL, OR FAILING HIM, ERIC DAVIS

IF YOU WISH TO ATTEND THE MEETING OR DESIGNATE ANOTHER PERSON TO ATTEND, VOTE AND ACT ON YOUR BEHALF AT THE MEETING, OR ANY ADJOURNMENT THEREOF, OTHER THAN THE PERSON(S) SPECIFIED ABOVE, PRINT YOUR NAME OR THE NAME OF THE PERSON ATTENDING THE MEETING ON THE APPOINTEE LINE BELOW.

1234567890123456789012345678

PLEASE PRINT APPOINTEE NAME

CONTROL NO. → 999999999999 999999999

SEE VOTING INSTRUCTIONS ON REVERSE

01 ELECTION OF DIRECTORS

(FILL IN ONLY ONE BOX "■" PER NOMINEE IN BLACK OR BLUE INK)

VOTING RECOMMENDATION: FOR ALL THE NOMINEES PROPOSED AS DIRECTORS

	FOR	WITHHOLD
01 JAY AMATO	☐	☐
02 STEVEN BROMLEY	☐	☐
03 DOUGLAS GREENE	☐	☐
04 VICTOR HEPBURN	☐	☐
05 KATRINA HOUDE	☐	☐
06 CYRIL ING	☐	☐
07 JEREMY KENDALL	☐	☐
08 ALLAN ROUTH	☐	☐

(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

02 APPOINTMENT OF INDEPENDENT AUDITORS.	**FOR** ☐	WITHHOLD ☐
03 AMENDMENT AND RESTATEMENT OF THE COMPANY'S BY-LAWS.	**FOR** ☐	AGAINST ☐
04 ADVISORY VOTE ON EXECUTIVE COMPENSATION.	**FOR** ☐	AGAINST ☐

ITEM(S)

(FILL IN ONLY ONE BOX "■" PER ITEM IN BLACK OR BLUE INK)

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** *OVER THE BOXES*

UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY NOT TO RECEIVE THE ANNUAL FINANCIAL STATEMENTS AND MD & A'S BY MAIL. IF YOU DO NOT WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED.	ANNUAL ☐
UNDER SECURITIES REGULATIONS, SECURITYHOLDERS MAY ELECT ANNUALLY TO RECEIVE THE INTERIM FINANCIAL STATEMENTS AND MD & A'S BY MAIL. IF YOU WISH TO RECEIVE THESE MATERIALS, PLEASE MARK "X" IN THE BOX PROVIDED.	INTERIM ☐

NOTE THE PROXY DEPOSIT DATE IS TUESDAY, MAY 25, 2010 AT 4:00 PM EDT.
NOTE THE ANNUAL AND SPECIAL MEETING FOR SUNOPTA WILL BE HELD AT "SUNOPTA INC." AT 2838 BOVAIRD DRIVE, BRAMPTON, ONTARIO, CANADA.
NOTE THIS FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
NOTE THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR.

DATE (DD/MM/YY)

SIGNATURE(S) ***INVALID IF NOT SIGNED***

INSTRUCTIONS

1. **You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a shareholder, to attend and act on your behalf at the Annual and Special Meeting of SunOpta Inc. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.**

2. If the common shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

3. This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Proxy Tabulation, P.O. Box 2800, STN LCD Malton, Mississauga, ON, L5R 4G5, by 4:00 p.m. E.D.T., on Tuesday, May 25, 2010 or by delivering it to the Chairman of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

4. In order to expedite your vote, you may use a touch-tone telephone or the Internet. To vote by telephone, call toll free 1-800-474-7493 (English) or 1-800-474-7501 (French). You will be prompted to provide your 12-digit number located on the reverse of this form. The telephone or Internet voting service is not available on the day of the meeting and the telephone system cannot be used if you plan to attend the meeting or designate another person to attend on your behalf.
   To vote via the Internet, go to www.proxyvote.com and follow the simple instructions.
   You may send your completed and signed Proxy by facsimile to 905-507-7793 or 514-281-8911.

5. The form of proxy should be signed in the exact manner as the name appears on the form of proxy.

6. If the form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the holder.

7. Proxy will be voted as directed. If no voting preferences are indicated on the reverse, this form of proxy will be voted as recommended by the Board of Directors.

8. This proxy is solicited by the Management of Board of Directors of SunOpta for use at the Annual and Special Meeting of Shareholders.

SOR109